UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/13

Item 1.	Reports to Stockholders.

DECEMBER 31, 2013

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL

REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST ANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
Fund Summaries
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Bond Securities Fund	TGB-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 3

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	-0.97%	+13.85%	+9.04%

*Since Class 3 shares were not offered until 5/1/04, performance prior to that date represents historical Class 2 performance. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +9.31%. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index had a -2.27% total return, and the S&P/IFCI Composite Index had a -0.57% total return for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support, an economic recovery in developed markets and a slowdown in emerging markets. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports, market volatility and social unrest, emerging market economies overall continued to grow faster than developed market economies. Following a relatively subdued first half, China’s growth rate stabilized in the second half. Economic growth rates moderated in Russia, India and Indonesia but improved in Brazil, South Korea and Turkey. However, emerging market stock performance during the period appeared to be driven less by economic growth and corporate fundamentals and more by the fiscal and monetary policies in developed market countries.

After a weak start to 2013 as many investors locked in 2012 gains, emerging market stocks experienced a sharp sell-off in May and June amid concerns about a spike in China’s interbank rates and the U.S. Federal Reserve Board’s (Fed’s) potential tapering of its asset purchase program. When these fears were not realized, investor confidence rose in late June, leading to a partial rebound in emerging market stock prices. Financial markets grew volatile again in late August but recovered as tension surrounding Syria was defused and as the Fed announced it would delay tapering its asset purchase program. A U.S. budget impasse in late September and its resolution in October also moved the markets. The Chinese government’s announcement of social, economic and financial reforms boosted Chinese stocks in November.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Emerging market stocks overall remained resilient despite the Fed’s December announcement that it would reduce its monthly bond purchases beginning in January 2014.

For the 12 months ended December 31, 2013, emerging market stocks, as measured by the MSCI EM Index, had a -2.27% total return in U.S. dollar terms, as weaker emerging market currencies hindered returns.1 Asia and Eastern Europe produced modest gains, while Latin America declined. In Asia, Taiwan, Malaysia, South Korea and China delivered gains, while Indonesia, Thailand, India and the Philippines posted losses. In Eastern Europe, Poland and Russia generated gains, while the Czech Republic and Hungary posted losses. Latin American markets such as Peru, Chile, Colombia and Brazil were among the worst performers, partly because of generally weak commodity prices and local currencies. In the largely frontier markets of the Middle East and Africa, the United Arab Emirates (UAE), Ghana and Kenya outperformed many of their global peers, while Lebanon, Tunisia and South Africa underperformed.

At year-end, global liquidity conditions continued to be accommodative. The Fed committed to keeping interest rates low as long as the U.S. unemployment rate remained over 6.5% and inflation expectations remained low. Furthermore, there were no signs at period-end indicating the Bank of Japan or the European Central Bank would tighten policy. We believe emerging and frontier market countries with strong economic fundamentals could continue to benefit from the high liquidity provided by major central banks, as investors seek higher yielding assets in a low interest rate environment. We viewed greater cooperation among major emerging and developed market countries as potentially beneficial for economic growth and financial markets. For example, in August, Brazil, Russia, India, China and South Africa (BRICS) decided on a capital structure for a proposed development bank aimed at supporting emerging market countries’ financing needs for infrastructure projects. In September, the BRICS countries committed $100 billion for a joint currency reserve to protect their economies from global financial market volatility and currency shocks. Toward year-end, China and the European Union agreed to negotiate a bilateral investment treaty in an effort to increase bilateral trade and improve access to each other’s markets.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Emaar Properties, a major property developer and manager with operations throughout the Middle East, notably in Dubai, UAE; Tata Consultancy Services, one of India’s largest information technology (IT) consulting and services firms; and Melco Crown Entertainment, one of Macau’s leading casino operators.

We believe that Emaar Properties provides an attractive exposure to Dubai’s recovering real estate market. With a substantial income stream from its shopping mall and hotel properties, Emaar has a greater measure of financial security than some of its peers, in our assessment. Solid growth in all sectors of Dubai’s real estate market and the Emirate’s winning bid to host the 2020 World Expo benefited the shares of real estate companies in the region, notably Emaar. Furthermore, in our analysis, Dubai’s rising tourism could continue to support Emaar’s hotel and retail operations.

Tata Consultancy Services reported strong corporate results in 2013 amid the IT outsourcing industry’s continued growth. Moreover, the company benefited from the rupee’s significant weakness against major currencies such as the U.S. dollar and euro, as its revenues are primarily based in foreign currencies, while most costs are in rupees. In our view, Tata Consultancy is a well-managed, attractively valued service provider that is well positioned to potentially benefit from the IT outsourcing industry’s continued growth.

Melco Crown Entertainment’s solid earnings results and favorable growth outlook helped boost the casino resort operator’s share price. Macau casinos continued to report strong visitor numbers and gambling revenue growth, which supported the share prices of Macau-focused casino operators as investors anticipated higher earnings. We believe that Chinese consumers’ rising disposable income could potentially benefit leisure businesses such as Melco Crown. Additionally, recent improvements to the transportation links between China’s population centers and Macau could potentially lead to strong revenue growth.

In contrast, key detractors from the Fund’s absolute performance included Souza Cruz, a major Brazilian cigarette company; Brazil-based Ambev, one of the world’s largest beer and soft drink producers; and Antofagasta, a Chilean copper mining group.

Brazil’s weak consumer demand, currency depreciation and higher taxes resulted in a challenging operating environment for Souza Cruz and Ambev in 2013, leading to share price declines. In our longer term view, however, we considered these companies to be attractive investments based on our belief that they have strong operations, low debt levels, dominant market shares and popular brands. Moreover, Brazil’s hosting of the 2014 FIFA World Cup and 2016 Summer Olympics could potentially support consumer demand.

Concerns about copper prices and weak demand pressured the stocks of many copper mining companies, including Antofagasta. We divested the Fund’s holdings in the company to raise funds for investment opportunities that we considered to be more attractive within our investment universe.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past 12 months, our continued search for investments we considered to be attractively valued led us to increase the Fund’s exposure to Hong Kong, South Korea and Macau and to initiate a position in the

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/13

Company Sector/Industry, Country	% of Total Net Assets
Ambev SA	10.6%
Beverages, Brazil
Souza Cruz SA	4.5%
Tobacco, Brazil
Remgro Ltd.	4.4%
Diversified Financial Services, South Africa
Emaar Properties PJSC	4.3%
Real Estate Management & Development, UAE
Melco Crown Entertainment Ltd., ADR	3.7%
Hotels, Restaurants & Leisure, China
Tata Consultancy Services Ltd.	3.7%
IT Services, India
SJM Holdings Ltd.	3.5%
Hotels, Restaurants & Leisure, Hong Kong
Sands China Ltd.	3.3%
Hotels, Restaurants & Leisure, Macau
Compagnie Financiere Richemont SA	3.0%
Textiles, Apparel & Luxury Goods, Switzerland
Samsung Electronics Co. Ltd.	2.9%
Semiconductors & Semiconductor Equipment, South Korea

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Philippines. We also made some purchases in the U.K., Switzerland and Belgium as we identified companies listed in these developed countries that have significant emerging market operations, giving them the potential to benefit from emerging market countries’ stronger personal income and consumer demand growth. Moreover, we added to the Fund’s investments in Saudi Arabia, Qatar, the UAE and Nigeria as we identified companies in these frontier market countries that we believe have solid growth potential. We made some of the largest additions in hotels, restaurants and leisure; beverages; tobacco; real estate management and development; and textiles, apparel and luxury goods companies. Key purchases included new positions in Unilever, a U.K.-listed global consumer products company with more than 50% of its sales in emerging and frontier markets; Sands China and Melco Crown Entertainment, two of Macau’s leading casino operators; and Belgium-listed Anheuser-Busch InBev, the world’s largest brewer.

Conversely, we reduced the Fund’s investments in Russia, Indonesia, India and China via China H shares as certain stocks reached their target prices and as we focused on stocks we considered to be more attractively valued within our investment universe.2 We reduced the Fund’s holdings largely in oil, gas and consumable fuels; commercial banking; and automobile companies. Key sales included the Fund’s positions in Indonesian car and motorcycle manufacturer Astra International, Chinese oil and gas company PetroChina and Thai commercial bank Kasikornbank.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/13

% of Total Net Assets
Brazil	16.6%
Hong Kong	11.4%
China	11.2%
U.K.	5.6%
India	5.1%
South Africa	5.0%
Russia	4.9%
UAE	4.3%
South Korea	4.3%
Macau	3.3%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,072.00	$8.30
Hypothetical (5% return before expenses)	$1,000	$1,017.19	$8.08

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.59%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.58	$9.50	$11.40	$9.86	$6.11

Income from investment operations[a]:
Net investment income[b]	0.13	0.19	0.17	0.09	0.12
Net realized and unrealized gains (losses)	(0.22)	1.06	(1.94)	1.63	4.02

Total from investment operations	(0.09)	1.25	(1.77)	1.72	4.14

Less distributions from:
Net investment income	(0.23)	(0.17)	(0.13)	(0.18)	(0.36)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.23)	(0.17)	(0.13)	(0.18)	(0.39)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.26	$10.58	$9.50	$11.40	$9.86

Total return[d]	(0.73)%	13.40%	(15.67)%	17.83%	73.32%
Ratios to average net assets
Expenses	1.35%	1.35%	1.40%	1.49% [e]	1.45% [e]
Net investment income	1.25%	1.93%	1.57%	0.87%	1.64%

Supplemental data
Net assets, end of year (000’s)	$145,707	$203,568	$232,544	$347,242	$325,927
Portfolio turnover rate	44.59%	24.45%	14.90%	24.41%	56.58% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.50	$9.42	$11.30	$9.78	$6.04

Income from investment operations[a]:
Net investment income[b]	0.10	0.17	0.14	0.06	0.11
Net realized and unrealized gains (losses)	(0.21)	1.05	(1.92)	1.62	3.98

Total from investment operations	(0.11)	1.22	(1.78)	1.68	4.09

Less distributions from:
Net investment income	(0.20)	(0.14)	(0.10)	(0.16)	(0.32)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.20)	(0.14)	(0.10)	(0.16)	(0.35)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.19	$10.50	$9.42	$11.30	$9.78

Total return[d]	(0.92)%	13.16%	(15.86)%	17.58%	72.59%
Ratios to average net assets
Expenses	1.60%	1.60%	1.65%	1.74% [e]	1.70% [e]
Net investment income	1.00%	1.68%	1.32%	0.62%	1.39%

Supplemental data
Net assets, end of year (000’s)	$274,683	$291,638	$295,223	$392,546	$435,947
Portfolio turnover rate	44.59%	24.45%	14.90%	24.41%	56.58% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.43	$9.36	$11.23	$9.73	$6.02

Income from investment operations[a]:
Net investment income[b]	0.11	0.17	0.14	0.06	0.10
Net realized and unrealized gains (losses)	(0.22)	1.04	(1.91)	1.60	3.97

Total from investment operations	(0.11)	1.21	(1.77)	1.66	4.07

Less distributions from:
Net investment income	(0.20)	(0.14)	(0.10)	(0.16)	(0.33)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.20)	(0.14)	(0.10)	(0.16)	(0.36)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.12	$10.43	$9.36	$11.23	$9.73

Total return[d]	(0.97)%	13.16%	(15.86)%	17.51%	72.63%
Ratios to average net assets
Expenses	1.60%	1.60%	1.65%	1.74% [e]	1.70% [e]
Net investment income	1.00%	1.68%	1.32%	0.62%	1.39%

Supplemental data
Net assets, end of year (000’s)	$34,651	$48,277	$44,702	$66,484	$66,718
Portfolio turnover rate	44.59%	24.45%	14.90%	24.41%	56.58% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.50	$9.42	$11.30	$9.80	$6.09

Income from investment operations[a]:
Net investment income[b]	0.10	0.16	0.13	0.05	0.09
Net realized and unrealized gains (losses)	(0.21)	1.04	(1.91)	1.61	4.00

Total from investment operations	(0.11)	1.20	(1.78)	1.66	4.09

Less distributions from:
Net investment income	(0.19)	(0.12)	(0.10)	(0.16)	(0.35)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.19)	(0.12)	(0.10)	(0.16)	(0.38)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.20	$10.50	$9.42	$11.30	$9.80

Total return[d]	(1.07)%	13.06%	(15.88)%	17.41%	72.45%
Ratios to average net assets
Expenses	1.70%	1.70%	1.75%	1.84% [e]	1.80% [e]
Net investment income	0.90%	1.58%	1.22%	0.52%	1.29%

Supplemental data
Net assets, end of year (000’s)	$15,225	$23,341	$24,380	$37,198	$26,362
Portfolio turnover rate	44.59%	24.45%	14.90%	24.41%	56.58% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Closed End Funds 0.4%
Romania 0.4%
SIF Moldova	Diversified Financial Services	1,326,345	$599,363
SIF Oltenia	Diversified Financial Services	1,975,791	1,205,032

Total Closed End Funds (Cost $1,309,811)			1,804,395

Common Stocks 91.0%
Argentina 0.1%
[a,b] Grupo Clarin SA, B, GDR, Reg S	Media	47,911	275,488

Australia 0.4%
BHP Billiton Ltd.	Metals & Mining	56,757	1,924,731

Belgium 2.2%
Anheuser-Busch InBev NV	Beverages	95,309	10,128,595

Brazil 16.6%
Ambev SA	Beverages	6,811,750	49,946,874
M Dias Branco SA	Food Products	173,700	7,353,626
Souza Cruz SA	Tobacco	2,053,928	20,964,482

			78,264,982

China 11.2%
AAC Technologies Holdings Inc.	Communications Equipment	889,600	4,319,310
[a]Angang Steel Co. Ltd., H	Metals & Mining	5,129,000	3,809,867
China Overseas Land & Investment Ltd.	Real Estate Management & Development	2,002,900	5,630,803
[a]China Shipping Development Co. Ltd., H	Marine	6,062,800	4,691,148
CNOOC Ltd.	Oil, Gas & Consumable Fuels	1,191,400	2,215,529
Great Wall Motor Co. Ltd., H	Automobiles	867,077	4,774,635
Lenovo Group Ltd.	Computers & Peripherals	3,904,700	4,748,473
[a]Melco Crown Entertainment Ltd., ADR	Hotels, Restaurants & Leisure	448,443	17,587,934
[a]NetEase Inc., ADR	Internet Software & Services	63,300	4,975,380

			52,753,079

Colombia 0.4%
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	46,835	1,800,806

Egypt 0.0%†
Egyptian International Pharmaceutical Industries Co.	Pharmaceuticals	23,609	147,290

Georgia 0.1%
Bank of Georgia Holdings PLC	Commercial Banks	11,994	475,171

Hong Kong 11.4%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	966,133	9,178,264
[a]Esprit Holdings Ltd.	Specialty Retail	572,600	1,107,636
Giordano International Ltd.	Specialty Retail	4,631,000	4,138,687
I.T Ltd.	Specialty Retail	1,321,100	340,738
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,224,513	8,462,751
[c]Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	130,000	494,561
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	2,826,100	12,081,634
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	4,909,930	16,399,464
[a]Summit Ascent Holdings Ltd.	Trading Companies & Distributors	927,000	1,482,368

			53,686,103

India 5.1%
Tata Consultancy Services Ltd.	IT Services	495,500	17,394,982
Tata Motors Ltd.	Automobiles	1,063,000	6,470,136

			23,865,118

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Indonesia 0.4%
Bank Rakyat Indonesia Persero Tbk PT	Commercial Banks	3,203,600	$1,908,472

Kenya 1.5%
East African Breweries Ltd.	Beverages	210,500	707,358
Equity Bank Ltd.	Commercial Banks	8,986,101	3,201,884
Kenya Commercial Bank Ltd.	Commercial Banks	5,335,900	2,936,909

			6,846,151

Macau 3.3%
Sands China Ltd.	Hotels, Restaurants & Leisure	1,905,000	15,624,520

Mexico 0.3%
Kimberly Clark de Mexico SAB de CV, A	Household Products	489,532	1,395,388

Nigeria 1.7%
Ecobank Transnational Inc.	Commercial Banks	2,631,065	265,985
FBN Holdings PLC	Commercial Banks	36,527,236	3,722,375
Nigerian Breweries PLC	Beverages	3,770,084	3,957,469

			7,945,829

Philippines 1.1%
Ayala Corp.	Diversified Financial Services	429,820	5,014,567

Qatar 2.5%
Industries Qatar QSC	Industrial Conglomerates	255,782	11,863,677

Romania 0.2%
Nuclearelectrica SA	Independent Power Producers & Energy Traders	43,925	151,098
[a,c] Societatea Nationala de Gaze Naturale ROMGAZ SA, 144A	Oil, Gas & Consumable Fuels	85,800	901,783

			1,052,881

Russia 3.5%
[c]Alrosa AO, 144A	Metals & Mining	3,445,400	3,740,600
[d] LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	29,958	1,870,877
[d] LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	174,418	10,892,404

			16,503,881

Singapore 1.0%
K-REIT Asia	Real Estate Investment Trusts (REITs)	5,248,511	4,929,058

South Africa 5.0%
MTN Group Ltd.	Wireless Telecommunication Services	134,100	2,774,297
Remgro Ltd.	Diversified Financial Services	1,041,324	20,629,929

			23,404,226

South Korea 4.3%
Grand Korea Leisure Co. Ltd.	Hotels, Restaurants & Leisure	170,220	6,513,901
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	10,508	13,655,996

			20,169,897

Sweden 0.6%
Oriflame Cosmetics SA, SDR	Personal Products	87,856	2,697,336

Switzerland 3.0%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	143,641	14,298,886

Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,325,500	4,687,671

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Thailand 1.7%
Shin Corp. PCL, fgn.	Wireless Telecommunication Services	1,306,200	$2,774,478
Thai Beverage PCL	Beverages	12,053,200	5,158,288

			7,932,766

Turkey 0.1%
Yazicilar Holding AS	Industrial Conglomerates	43,862	382,856

Turkmenistan 0.1%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	65,784	619,005

United Arab Emirates 4.3%
Emaar Properties PJSC	Real Estate Management & Development	9,763,577	20,308,665

United Kingdom 5.6%
British American Tobacco PLC	Tobacco	249,100	13,352,129
Unilever PLC	Food Products	316,084	12,993,492

			26,345,621

United States 1.4%
Avon Products Inc.	Personal Products	391,680	6,744,730

Vietnam 0.2%
DHG Pharmaceutical JSC	Pharmaceuticals	95,800	517,715
Dong Phu Rubber JSC	Chemicals	104,160	231,576

			749,291

Zimbabwe 0.7%
Delta Corp. Ltd.	Beverages	2,209,976	3,096,176

Total Common Stocks (Cost $299,958,882)			427,842,913

[e]Participatory Notes 2.8%
Saudi Arabia 2.8%
[c] Deutsche Bank AG/London, Saudi Dairy & Foodstuff Co., 144A, 5/13/14	Food Products	55,781	1,282,809
[c]HSBC Bank PLC,
Al Mouwasat Medical Services, 144A, 4/13/15	Health Care Providers & Services	19,800	485,702
Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication Services	515,329	11,748,091

Total Participatory Notes (Cost $10,815,443)			13,516,602

Preferred Stocks 3.0%
Chile 1.6%
Embotelladora Andina SA, pfd., A	Beverages	2,068,717	7,283,521

Russia 1.4%
Sberbank of Russia, pfd.	Commercial Banks	2,752,211	6,719,064

Total Preferred Stocks (Cost $11,239,911)			14,002,585

Total Investments before Short Term Investments (Cost $323,324,047)			457,166,495

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Developing Markets Securities Fund	Shares	Value
Short Term Investments (Cost $12,277,809) 2.6%
Money Market Funds 2.6%
United States 2.6%
[a,f] Institutional Fiduciary Trust Money Market Portfolio	12,277,809	$12,277,809

Total Investments (Cost $335,601,856) 99.8%		469,444,304
Other Assets, less Liabilities 0.2%		821,406

Net Assets 100.0%		$470,265,710

See Abbreviations on page TD-28.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $18,653,546, representing 3.97% of net assets.

dAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

eSee Note 1(c) regarding Participatory Notes.

fSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$323,324,047
Cost - Sweep Money Fund (Note 7)	12,277,809

Total cost of investments	$335,601,856

Value - Unaffiliated issuers	$457,166,495
Value - Sweep Money Fund (Note 7)	12,277,809

Total value of investments	469,444,304
Cash	852
Foreign currency, at value (cost $47,388)	47,388
Receivables:
Investment securities sold	2,415,950
Capital shares sold	142,999
Dividends	210,342
Foreign tax	25,179
Other assets	12

Total assets	472,287,026

Liabilities:
Payables:
Investment securities purchased	458,487
Capital shares redeemed	516,507
Management fees	433,361
Administrative fees	55,772
Distribution fees	137,500
Custodian fees	149,186
Reports to shareholders	214,744
Accrued expenses and other liabilities	55,759

Total liabilities	2,021,316

Net assets, at value	$470,265,710

Net assets consist of:
Paid-in capital	$363,881,784
Distributions in excess of net investment income	(481,395)
Net unrealized appreciation (depreciation)	133,819,737
Accumulated net realized gain (loss)	(26,954,416)

Net assets, at value	$470,265,710

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$145,707,342

Shares outstanding	14,195,852

Net asset value and maximum offering price per share	$10.26

Class 2:
Net assets, at value	$274,682,503

Shares outstanding	26,966,823

Net asset value and maximum offering price per share	$10.19

Class 3:
Net assets, at value	$34,650,803

Shares outstanding	3,422,536

Net asset value and maximum offering price per share[a]	$10.12

Class 4:
Net assets, at value	$15,225,062

Shares outstanding	1,493,241

Net asset value and maximum offering price per share	$10.20

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,022,583)	$13,364,543
Income from securities loaned	14,539

Total investment income	13,379,082

Expenses:
Management fees (Note 3a)	5,647,955
Administrative fees (Note 3b)	724,451
Distribution fees: (Note 3c)
Class 2	703,863
Class 3	102,353
Class 4	67,695
Unaffiliated transfer agent fees	911
Custodian fees (Note 4)	349,498
Reports to shareholders	142,286
Professional fees	58,627
Trustees’ fees and expenses	2,160
Other	23,136

Total expenses	7,822,935

Net investment income	5,556,147

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	68,533,153
Foreign currency transactions	(570,528)

Net realized gain (loss)	67,962,625

Net change in unrealized appreciation (depreciation) on:
Investments	(79,209,837)
Translation of other assets and liabilities denominated in foreign currencies	(468)
Change in deferred taxes on unrealized appreciation	21,147

Net change in unrealized appreciation (depreciation)	(79,189,158)

Net realized and unrealized gain (loss)	(11,226,533)

Net increase (decrease) in net assets resulting from operations	$(5,670,386)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$5,556,147	$10,321,744
Net realized gain (loss) from investments and foreign currency transactions	67,962,625	37,187,656
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(79,189,158)	25,533,270

Net increase (decrease) in net assets resulting from operations	(5,670,386)	73,042,670

Distributions to shareholders from:
Net investment income:
Class 1	(3,816,779)	(3,523,272)
Class 2	(5,449,449)	(4,111,805)
Class 3	(777,644)	(716,639)
Class 4	(373,848)	(295,623)

Total distributions to shareholders	(10,417,720)	(8,647,339)

Capital share transactions: (Note 2)
Class 1	(52,075,044)	(52,933,691)
Class 2	(8,867,643)	(36,646,633)
Class 3	(12,240,084)	(1,195,085)
Class 4	(7,287,727)	(3,647,744)

Total capital share transactions	(80,470,498)	(94,423,153)

Redemption fees	1,204	1,457

Net increase (decrease) in net assets	(96,557,400)	(30,026,365)

Net assets:
Beginning of year	566,823,110	596,849,475

End of year	$470,265,710	$566,823,110

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(481,395)	$3,581,480

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Securities Lending (continued)

day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,118,729	$11,636,774	1,107,285	$11,165,172
Shares issued in reinvestment of distributions	392,673	3,816,779	385,901	3,523,272
Shares redeemed	(6,552,381)	(67,528,597)	(6,733,412)	(67,622,135)

Net increase (decrease)	(5,040,979)	$(52,075,044)	(5,240,226)	$(52,933,691)

Class 2 Shares:
Shares sold	5,110,513	$51,867,557	3,879,555	$38,012,902
Shares issued in reinvestment of distributions	564,125	5,449,449	453,341	4,111,805
Shares redeemed	(6,483,017)	(66,184,649)	(7,891,630)	(78,771,340)

Net increase (decrease)	(808,379)	$(8,867,643)	(3,558,734)	$(36,646,633)

Class 3 Shares:
Shares sold	410,783	$4,328,836	998,194	$10,036,984
Shares issued in reinvestment of distributions	81,005	777,644	79,538	716,639
Shares redeemed	(1,696,602)	(17,346,564)	(1,224,195)	(11,948,708)

Net increase (decrease)	(1,204,814)	$(12,240,084)	(146,463)	$(1,195,085)

Class 4 Shares:
Shares sold	206,201	$2,099,934	257,374	$2,544,613
Shares issued on reinvestment of distributions	38,661	373,848	32,558	295,623
Shares redeemed	(973,500)	(9,761,509)	(656,835)	(6,487,980)

Net increase (decrease)	(728,638)	$(7,287,727)	(366,903)	$(3,647,744)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $21,512,788 expiring in 2017.

During the year ended December 31, 2013, the Fund utilized $66,613,489 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$10,417,720	$8,647,339

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$348,373,004

Unrealized appreciation	$129,012,176
Unrealized depreciation	(7,940,876)

Net unrealized appreciation (depreciation)	$121,071,300

Undistributed ordinary income	$6,847,606

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $224,131,604 and $314,267,484, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

9. CREDIT FACILITY (continued)

Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Closed End Funds	$1,804,395	$—	$—	$1,804,395
Equity Investments:[a]
Russia	21,352,068	1,870,877	—	23,222,945
All Other Equity Investments[b]	418,622,553	—	—	418,622,553
Participatory Notes	—	13,516,602	—	13,516,602
Short Term Investments	12,277,809	—	—	12,277,809

Total Investments in Securities	$454,056,825	$15,387,479	$—	$469,444,304

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
SDR - Swedish Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+22.98%	+14.09%	+7.75%

*Since Class 3 shares were not offered until 5/1/04, performance prior to that date represents historical Class 2 performance. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +7.81%. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI EAFE Index, produced a +23.29% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support following political turmoil in

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the 12 months under review, all sectors in the MSCI EAFE Index delivered positive returns as the broad market rallied. Our stock selection in the financials sector, especially in insurance, diversified financial services and commercial banks, was a major contributor to

Fund performance relative to its benchmark index.2 Among the top sector contributors were insurance providers AXA (France) and Aegon (Netherlands), diversified financial services providers ING Groep (Netherlands) and ING U.S.,3 a new holding, and commercial banks Lloyds Banking Group (U.K.), BNP Paribas (France) and UniCredit (Italy). AXA’s shares advanced through the year as the insurer reported moderate revenue growth across all its business segments and continued to focus on higher margin products. The insurer also continued to expand its presence in emerging markets by acquiring domestic insurers in China and Colombia. Our underweighting in the underperforming materials sector, especially in metals and mining, contributed to relative results.4 Stock selection in the health care sector also aided relative performance, with pharmaceutical company Roche Holding (Switzerland) as a notable contributor.5 The company reported encouraging earnings results through the year, driven by demand for its cancer drugs, especially Avastin. The drug maker also progressed on its product pipeline and launched cancer drugs Perjeta in the U.S. and Kadcyla in the European Union. Underweightings in utilities, a sector we eliminated by period-end, and in consumer staples also aided returns.6 Other individual contributors included telecommunication services provider Vodafone Group (U.K.), specialty retailer Kingfisher (U.K.) and Japanese automobile manufacturer Mazda Motor.7 Vodafone’s stock price advanced as the company entered into an agreement to sell a joint venture interest to its partner Verizon Communications and planned to return a large portion of the sale to Vodafone’s shareholders.

In contrast, our overweighting and stock selection in the energy sector detracted from Fund performance.8 Our positions in energy equipment and services companies Aker Solutions (Norway) and Trican Well Service3 (Canada) as well as Norwegian oil and natural gas producer Statoil suffered from oil price fluctuations stemming from Middle East political tensions. Our stock selection in telecommunication services companies such as wireless telecommunication provider China Mobile3 and diversified telecommunication provider China Telecom3 weighed

2. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

3. Not part of the index.

4. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

5. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

6. The consumer staples sector comprises food and staples retailing in the SOI.

7. Sold by period-end.

8. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/13

Company Sector/Industry, Country	% of Total Net Assets
BNP Paribas SA	3.2%
Commercial Banks, France
ING Groep NV, IDR	3.0%
Diversified Financial Services, Netherlands
GlaxoSmithKline PLC	2.7%
Pharmaceuticals, U.K.
Sanofi	2.6%
Pharmaceuticals, France
Aviva PLC	2.5%
Insurance, U.K.
Tesco PLC	2.4%
Food & Staples Retailing, U.K.
Credit Suisse Group AG	2.4%
Capital Markets, Switzerland
Samsung Electronics Co. Ltd.	2.2%
Semiconductors & Semiconductor Equipment, South Korea
Total SA, B	2.2%
Oil, Gas & Consumable Fuels, France
AXA SA	2.1%
Insurance, France

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

on results.9 China Mobile’s stock price fell after the company reported lower-than-expected second- and third-quarter earnings because of rising network costs. Stock selection in the information technology sector detracted from relative performance, with an off-benchmark position in South Korean electronic products manufacturer Samsung Electronics as a major detractor.10 In other sectors, the Fund’s off-benchmark positions in POSCO (South Korea) and Potash Corp. of Saskatchewan7 (Canada) as well as holdings in food and staples retailer Tesco (U.K.) and Brazilian metals and mining company Vale hindered relative performance.

From a geographic perspective, our stock selection in Europe benefited the Fund’s relative performance, as a number of our investments in the U.K., Switzerland, the Netherlands, France and Italy performed well. A lack of exposure to Australia, an off-benchmark allocation to the U.S. and stock selection in Hong Kong also contributed to relative returns. However, elsewhere in Asia, off-benchmark allocations to South Korea and China detracted from relative performance. Our exposure to off-benchmark nation Canada and a few European countries, led by Norway, also hurt performance.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

9. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

10. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,202.20	$5.66
Hypothetical (5% return before expenses)	$1,000	$1,020.06	$5.19

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.02%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.63	$12.78	$14.54	$13.68	$10.95

Income from investment operations[a]:
Net investment income[b]	0.34	0.38	0.42	0.28	0.25
Net realized and unrealized gains (losses)	3.00	1.91	(1.90)	0.86	3.39

Total from investment operations	3.34	2.29	(1.48)	1.14	3.64

Less distributions from:
Net investment income	(0.41)	(0.44)	(0.28)	(0.28)	(0.43)
Net realized gains	—	—	—	—	(0.48)

Total distributions	(0.41)	(0.44)	(0.28)	(0.28)	(0.91)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$17.56	$14.63	$12.78	$14.54	$13.68

Total return[d]	23.27%	18.60%	(10.44)%	8.67%	37.34%
Ratios to average net assets
Expenses	0.78%	0.79%	0.79% [e]	0.78% [e]	0.78% [e]
Net investment income	2.16%	2.84%	2.92%	2.10%	2.28%

Supplemental data
Net assets, end of year (000’s)	$298,468	$265,924	$254,292	$321,282	$318,173
Portfolio turnover rate	23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.37	$12.56	$14.29	$13.45	$10.76

Income from investment operations[a]:
Net investment income[b]	0.30	0.34	0.37	0.25	0.22
Net realized and unrealized gains (losses)	2.94	1.87	(1.86)	0.84	3.34

Total from investment operations	3.24	2.21	(1.49)	1.09	3.56

Less distributions from:
Net investment income	(0.37)	(0.40)	(0.24)	(0.25)	(0.39)
Net realized gains	—	—	—	—	(0.48)

Total distributions	(0.37)	(0.40)	(0.24)	(0.25)	(0.87)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$17.24	$14.37	$12.56	$14.29	$13.45

Total return[d]	22.97%	18.23%	(10.63)%	8.41%	37.04%
Ratios to average net assets
Expenses	1.03%	1.04%	1.04% [e]	1.03% [e]	1.03% [e]
Net investment income	1.91%	2.59%	2.67%	1.85%	2.03%

Supplemental data
Net assets, end of year (000’s)	$1,873,586	$1,744,231	$1,679,412	$2,090,757	$2,010,268
Portfolio turnover rate	23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.32	$12.51	$14.24	$13.37	$10.70

Income from investment operations[a]:
Net investment income[b]	0.30	0.34	0.37	0.25	0.25
Net realized and unrealized gains (losses)	2.93	1.87	(1.86)	0.84	3.30

Total from investment operations	3.23	2.21	(1.49)	1.09	3.55

Less distributions from:
Net investment income	(0.37)	(0.40)	(0.24)	(0.22)	(0.40)
Net realized gains	—	—	—	—	(0.48)

Total distributions	(0.37)	(0.40)	(0.24)	(0.22)	(0.88)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$17.18	$14.32	$12.51	$14.24	$13.37

Total return[d]	22.98%	18.30%	(10.68)%	8.41%	37.20%
Ratios to average net assets
Expenses	1.03%	1.04%	1.04% [e]	1.03% [e]	1.03% [e]
Net investment income	1.91%	2.59%	2.67%	1.85%	2.03%

Supplemental data
Net assets, end of year (000’s)	$95,405	$91,642	$88,380	$108,766	$115,364
Portfolio turnover rate	23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.48	$12.66	$14.43	$13.59	$10.91

Income from investment operations[a]:
Net investment income[b]	0.28	0.33	0.36	0.17	0.21
Net realized and unrealized gains (losses)	2.97	1.89	(1.88)	0.92	3.37

Total from investment operations	3.25	2.22	(1.52)	1.09	3.58

Less distributions from:
Net investment income	(0.36)	(0.40)	(0.25)	(0.25)	(0.42)
Net realized gains	—	—	—	—	(0.48)

Total distributions	(0.36)	(0.40)	(0.25)	(0.25)	(0.90)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$17.37	$14.48	$12.66	$14.43	$13.59

Total return[d]	22.86%	18.14%	(10.74)%	8.38%	36.84%
Ratios to average net assets
Expenses	1.13%	1.14%	1.14% [e]	1.13% [e]	1.13% [e]
Net investment income	1.81%	2.49%	2.57%	1.75%	1.93%

Supplemental data
Net assets, end of year (000’s)	$513,098	$416,277	$353,346	$305,505	$48,501
Portfolio turnover rate	23.61%	12.53%	21.09%	19.16%	22.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks 97.1%
Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	4,201,030	$30,243,321

Airlines 0.8%
[a] Deutsche Lufthansa AG	Germany	1,080,990	22,928,024

Auto Components 1.8%
Cie Generale des Etablissements Michelin, B	France	222,570	23,649,703
Hyundai Mobis	South Korea	100,634	27,977,057

			51,626,760

Automobiles 1.7%
Nissan Motor Co. Ltd.	Japan	1,341,500	11,261,975
Toyota Motor Corp., ADR	Japan	291,181	35,500,788

			46,762,763

Building Products 0.6%
Compagnie de Saint-Gobain	France	296,890	16,324,678

Capital Markets 2.8%
Credit Suisse Group AG	Switzerland	2,190,208	66,954,736
GAM Holding Ltd.	Switzerland	505,110	9,824,179

			76,778,915

Chemicals 1.6%
Akzo Nobel NV	Netherlands	594,220	46,049,475

Commercial Banks 14.2%
BNP Paribas SA	France	1,124,120	87,593,758
[a] Commerzbank AG	Germany	793,900	12,787,430
DBS Group Holdings Ltd.	Singapore	2,174,520	29,469,244
Hana Financial Group Inc.	South Korea	1,255,380	52,202,214
HSBC Holdings PLC	United Kingdom	4,015,600	43,577,184
KB Financial Group Inc., ADR	South Korea	1,189,645	48,192,519
[a] Lloyds Banking Group PLC	United Kingdom	19,072,470	24,875,644
Societe Generale	France	480,870	27,925,855
UniCredit SpA	Italy	6,991,743	51,740,224
United Overseas Bank Ltd.	Singapore	985,000	16,580,599

			394,944,671

Communications Equipment 0.4%
Ericsson, B, ADR	Sweden	997,972	12,215,177

Computers & Peripherals 0.5%
Compal Electronics Inc.	Taiwan	16,699,431	12,791,244

Construction & Engineering 0.7%
Carillion PLC	United Kingdom	3,750,730	20,520,595

Construction Materials 0.6%
CRH PLC	Ireland	659,820	16,608,757

Containers & Packaging 0.9%
Rexam PLC	United Kingdom	2,719,161	23,875,348

Diversified Financial Services 4.4%
[a] ING Groep NV, IDR	Netherlands	6,093,334	84,651,943
ING U.S. Inc.	United States	1,076,240	37,829,836

			122,481,779

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 5.6%
China Telecom Corp. Ltd., H	China	47,482,357	$24,003,410
Orange SA	France	1,396,683	17,290,236
Singapore Telecommunications Ltd.	Singapore	9,394,000	27,248,407
[b] Telefonica SA, ADR	Spain	2,270,951	37,107,339
Telenor ASA	Norway	1,103,354	26,305,418
Vivendi SA	France	928,427	24,461,917

			156,416,727

Electrical Equipment 0.9%
Alstom SA	France	438,720	15,976,586
Shanghai Electric Group Co. Ltd., H	China	23,792,000	8,590,997

			24,567,583

Electronic Equipment, Instruments & Components 1.8%
[a] Flextronics International Ltd.	Singapore	2,385,970	18,538,987
Kingboard Chemical Holdings Ltd.	Hong Kong	11,646,000	30,337,707

			48,876,694

Energy Equipment & Services 3.7%
Aker Solutions ASA	Norway	1,617,940	28,917,033
Ensign Energy Services Inc.	Canada	1,965,300	30,955,580
Fugro NV, IDR	Netherlands	253,200	15,085,600
Trican Well Service Ltd.	Canada	2,373,000	28,999,237

			103,957,450

Food & Staples Retailing 3.2%
Metro AG	Germany	437,967	21,205,310
Tesco PLC	United Kingdom	12,226,930	67,709,603

			88,914,913

Health Care Equipment & Supplies 1.1%
Getinge AB, B	Sweden	417,870	14,290,929
Nobel Biocare Holding AG	Switzerland	974,135	15,179,055

			29,469,984

Health Care Providers & Services 0.5%
Shanghai Pharmaceuticals Holding Co. Ltd., H	China	5,268,500	12,881,900

Industrial Conglomerates 2.6%
Hutchison Whampoa Ltd.	Hong Kong	2,500,239	34,016,418
Siemens AG	Germany	285,414	38,979,957

			72,996,375

Insurance 10.1%
ACE Ltd.	United States	307,649	31,850,901
Aegon NV	Netherlands	5,507,530	51,983,816
AIA Group Ltd.	Hong Kong	7,789,600	39,076,833
Aviva PLC	United Kingdom	9,258,670	68,937,783
AXA SA	France	2,056,508	57,168,564
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	68,060	14,992,686
Swiss Re AG	Switzerland	174,680	16,066,918

			280,077,501

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (continued)
Leisure Equipment & Products 1.0%
Namco Bandai Holdings Inc.	Japan	977,800	$21,673,174
Nikon Corp.	Japan	386,100	7,366,333

			29,039,507

Life Sciences Tools & Services 0.6%
Lonza Group AG	Switzerland	175,440	16,638,332

Metals & Mining 2.6%
HudBay Minerals Inc.	Canada	2,891,000	23,788,862
Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Russia	317,022	5,264,151
POSCO	South Korea	136,907	42,340,700

			71,393,713

Multiline Retail 1.0%
Marks & Spencer Group PLC	United Kingdom	4,066,900	29,146,395

Oil, Gas & Consumable Fuels 11.4%
BP PLC	United Kingdom	5,946,135	48,064,250
China Shenhua Energy Co. Ltd., H	China	8,462,000	26,626,706
Eni SpA	Italy	1,159,640	27,898,032
LUKOIL Holdings, ADR	Russia	109,772	6,855,261
Royal Dutch Shell PLC, A	United Kingdom	16,803	601,696
Royal Dutch Shell PLC, B	United Kingdom	1,094,263	41,308,844
Statoil ASA	Norway	1,816,110	44,017,109
Suncor Energy Inc.	Canada	901,700	31,614,469
Talisman Energy Inc.	Canada	2,554,600	29,703,253
Total SA, B	France	979,926	60,021,459

			316,711,079

Pharmaceuticals 8.4%
GlaxoSmithKline PLC	United Kingdom	2,772,585	73,997,433
Novartis AG	Switzerland	328,730	26,237,964
Roche Holding AG	Switzerland	179,480	50,138,912
Sanofi	France	670,755	71,152,721
Teva Pharmaceutical Industries Ltd., ADR	Israel	333,815	13,379,305

			234,906,335

Real Estate Management & Development 0.0%†
Cheung Kong (Holdings) Ltd.	Hong Kong	922	14,565

Semiconductors & Semiconductor Equipment 3.1%
Infineon Technologies AG	Germany	1,103,225	11,775,691
Samsung Electronics Co. Ltd.	South Korea	46,744	60,747,607
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	4,151,526	14,681,997

			87,205,295

Software 1.7%
Capcom Co. Ltd.	Japan	1,211,400	21,708,564
Trend Micro Inc.	Japan	713,300	24,928,243

			46,636,807

Specialty Retail 1.2%
Kingfisher PLC	United Kingdom	5,160,616	32,865,855

Trading Companies & Distributors 1.7%
ITOCHU Corp.	Japan	3,753,600	46,305,094

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 2.8%
China Mobile Ltd.	China	2,340,000	$24,216,730
Vodafone Group PLC, ADR	United Kingdom	1,340,319	52,687,940

			76,904,670

Total Common Stocks (Cost $2,052,849,016)			2,700,078,281

Preferred Stocks 0.6%
Metals & Mining 0.3%
Vale SA, ADR, pfd., A	Brazil	664,832	9,314,297

Oil, Gas & Consumable Fuels 0.3%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	517,880	7,607,657

Total Preferred Stocks (Cost $12,298,385)			16,921,954

Total Investments before Short Term Investments (Cost $2,065,147,401)			2,717,000,235

Short Term Investments 2.7%
Money Market Funds (Cost $69,592,541) 2.5%
[a,c] Institutional Fiduciary Trust Money Market Portfolio	United States	69,592,541	69,592,541

[d]Investments from Cash Collateral Received for Loaned Securities (Cost $6,432,000) 0.2%
Money Market Funds 0.2%
[e] BNY Mellon Overnight Government Fund, 0.017%	United States	6,432,000	6,432,000

Total Investments (Cost $2,141,171,942) 100.4%			2,793,024,776
Other Assets, less Liabilities (0.4)%			(12,466,730)

Net Assets 100.0%			$2,780,558,046

See Abbreviations on page TF-27.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2013. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,071,579,401
Cost - Sweep Money Fund (Note 7)	69,592,541

Total cost of investments	$2,141,171,942

Value - Unaffiliated issuers	$2,723,432,235
Value - Sweep Money Fund (Note 7)	69,592,541

Total value of investments (includes securities loaned in the amount $6,274,560)	2,793,024,776
Receivables:
Investment securities sold	515,083
Capital shares sold	982,086
Dividends	4,477,585
Other assets	60

Total assets	2,798,999,590

Liabilities:
Payables:
Investment securities purchased	495,501
Capital shares redeemed	7,960,888
Management fees	1,477,136
Administrative fees	222,190
Distribution fees	1,104,444
Payable upon return of securities loaned	6,432,000
Accrued expenses and other liabilities	749,385

Total liabilities	18,441,544

Net assets, at value	$2,780,558,046

Net assets consist of:
Paid-in capital	$2,147,551,858
Undistributed net investment income	49,005,172
Net unrealized appreciation (depreciation)	651,936,806
Accumulated net realized gain (loss)	(67,935,790)

Net assets, at value	$2,780,558,046

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$298,468,465

Shares outstanding	16,995,615

Net asset value and maximum offering price per share	$17.56

Class 2:
Net assets, at value	$1,873,586,040

Shares outstanding	108,656,664

Net asset value and maximum offering price per share	$17.24

Class 3:
Net assets, at value	$95,405,319

Shares outstanding	5,553,970

Net asset value and maximum offering price per share[a]	$17.18

Class 4:
Net assets, at value	$513,098,222

Shares outstanding	29,544,388

Net asset value and maximum offering price per share	$17.37

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $6,946,517)	$75,267,252
Income from securities loaned	1,510,201

Total investment income	76,777,453

Expenses:
Management fees (Note 3a)	16,712,881
Administrative fees (Note 3b)	2,535,512
Distribution fees: (Note 3c)
Class 2	4,453,331
Class 3	230,038
Class 4	1,623,277
Unaffiliated transfer agent fees	1,774
Custodian fees (Note 4)	377,540
Reports to shareholders	436,387
Registration and filing fees	1,094
Professional fees	138,372
Trustees’ fees and expenses	10,256
Other	56,693

Total expenses	26,577,155

Net investment income	50,200,298

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	40,989,015
Foreign currency transactions	(465,033)

Net realized gain (loss)	40,523,982

Net change in unrealized appreciation (depreciation) on:
Investments	454,907,975
Translation of other assets and liabilities denominated in foreign currencies	77,388

Net change in unrealized appreciation (depreciation)	454,985,363

Net realized and unrealized gain (loss)	495,509,345

Net increase (decrease) in net assets resulting from operations	$545,709,643

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$50,200,298	$63,456,029
Net realized gain (loss) from investments and foreign currency transactions	40,523,982	19,998,467
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	454,985,363	333,368,769

Net increase (decrease) in net assets resulting from operations	545,709,643	416,823,265

Distributions to shareholders from:
Net investment income:
Class 1	(7,042,374)	(8,240,958)
Class 2	(42,339,120)	(51,055,731)
Class 3	(2,189,476)	(2,656,996)
Class 4	(10,745,373)	(11,448,483)

Total distributions to shareholders	(62,316,343)	(73,402,168)

Capital share transactions: (Note 2)
Class 1	(18,682,478)	(24,104,168)
Class 2	(199,579,456)	(174,931,568)
Class 3	(13,135,502)	(9,153,115)
Class 4	10,467,967	7,407,804

Total capital share transactions	(220,929,469)	(200,781,047)

Redemption fees	19,703	4,388

Net increase (decrease) in net assets	262,483,534	142,644,438
Net assets:
Beginning of year	2,518,074,512	2,375,430,074

End of year	$2,780,558,046	$2,518,074,512

Undistributed net investment income included in net assets:
End of year	$49,005,172	$61,586,250

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	496,052	$7,884,222	437,702	$5,851,468
Shares issued in reinvestment of distributions	468,554	7,042,374	676,598	8,240,958
Shares redeemed	(2,142,399)	(33,609,074)	(2,835,243)	(38,196,594)

Net increase (decrease)	(1,177,793)	$(18,682,478)	(1,720,943)	$(24,104,168)

Class 2 Shares:
Shares sold	9,932,214	$152,564,880	12,784,843	$164,850,484
Shares issued in reinvestment of distributions	2,864,622	42,339,120	4,261,747	51,055,731
Shares redeemed	(25,480,434)	(394,483,456)	(29,457,075)	(390,837,783)

Net increase (decrease)	(12,683,598)	$(199,579,456)	(12,410,485)	$(174,931,568)

Class 3 Shares:
Shares sold	558,566	$8,455,794	414,387	$5,363,853
Shares issued in reinvestment of distributions	148,742	2,189,476	222,529	2,656,996
Shares redeemed	(1,552,340)	(23,780,772)	(1,302,161)	(17,173,964)

Net increase (decrease)	(845,032)	$(13,135,502)	(665,245)	$(9,153,115)

Class 4 Shares:
Shares sold	5,690,758	$88,119,947	6,234,278	$81,740,548
Shares issued on reinvestment of distributions	721,650	10,745,373	947,722	11,448,483
Shares redeemed	(5,613,738)	(88,397,353)	(6,356,073)	(85,781,227)

Net increase (decrease)	798,670	$10,467,967	825,927	$7,407,804

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

At December 31, 2013, the Fund had capital loss carryforwards of $59,815,020 expiring in 2017. During the year ended December 31, 2013, the Fund utilized $40,989,015 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$62,316,343	$73,402,168

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,149,983,787

Unrealized appreciation	$707,876,713
Unrealized depreciation	(64,835,724)

Net unrealized appreciation (depreciation)	$643,040,989

Distributable earnings – undistributed ordinary income	$49,729,731

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $592,406,211 and $841,981,365, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$2,717,000,235	$—	$—	$2,717,000,235
Short Term Investments	69,592,541	6,432,000	—	76,024,541

Total Investments in Securities	$2,786,592,776	$6,432,000	$—	$2,793,024,776

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
IDR - International Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Foreign Securities Fund

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL BOND SECURITIES FUND

We are pleased to bring you Templeton Global Bond Securities Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Summary as of 12/31/13

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/13

	1-Year	5-Year	10-Year
Average Annual Total Return	+1.64%	+9.50%	+8.82%

*Class 3 performance prior to 4/1/05 reflects historical Class 2 performance. Since 4/1/05 (effective date), the average annual total return of Class 3 shares was +8.72%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/04–12/31/13)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2014 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Bond Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGB-1

Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the JPM GGBI and the Citigroup WGBI, had -4.50% and -4.00% total returns for the same period.1

Economic and Market Overview

The global economic recovery was mixed during the year under review. The recovery in emerging markets moderated after many economies had previously returned to and exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the eurozone and Japan continued to be slow by the standards of previous recoveries. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported assets perceived as risky and equity markets performed well.

Fears of possible reductions in stimulative government policies contributed to periods of risk aversion, when credit spreads widened and assets perceived as risky sold off, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to raise its inflation target, as well as from the European Central Bank’s interest rate cuts.

During the period, the U.S. Federal Reserve Board (Fed) announced it might reduce the size of its quantitative easing program at subsequent meetings. The announcement led risk assets, particularly those in emerging markets, to sell off as market participants’ expectations of global liquidity conditions began to change. The Fed later confirmed it would begin tapering its asset purchases from $85 billion per month to $75 billion per month beginning in January 2014.

1. Source: © 2014 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

TGB-2

Global financial market volatility increased toward the end of the period as the U.S. federal government partially shut down and the U.S. Treasury approached its debt ceiling. As the government shutdown ended and the debt ceiling was raised, market volatility quickly subsided.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the year under review, each of these sources of return benefited absolute and relative performance.

Interest Rate Strategy

As part of the Fund’s interest rate strategy we use interest rate swaps to manage duration. We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. At period-end, the Fund had a shorter duration position than the JPM GGBI given our assessment that there was limited scope for further global interest rate reductions from historically low levels and improving economic conditions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums, and select duration exposures in Europe and Latin America contributed to performance relative to the JPM GGBI.

Currency Strategy

As part of the Fund’s investment strategy, we used currency forward contracts seeking to hedge or gain exposure to various currencies. Overall, our diversified currency exposure contributed to absolute performance and performance relative to the JPM GGBI. As the Japanese yen depreciated against the U.S. dollar during the year, the Fund’s net negative position in the currency, achieved via the use of currency forward contracts, contributed meaningfully in terms of absolute and relative performance. Our net negative position in the yen reflected our pessimistic view on the relative prospects for the Japanese economy and

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?

An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

TGB-3

was meant as an implicit hedge against potentially rising yields in the U.S., given the yen’s historically strong correlation to long-term U.S. Treasury yields. However, as the euro appreciated against the U.S. dollar during the year, our net negative position in the monetary union’s currency detracted from performance.

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that has historically typically compensated for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures contributed to performance. These exposures were concentrated in non-eurozone Europe.

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Currency Breakdown

Templeton Global Bond Securities Fund

12/31/13

% of Total Net Assets

Americas	82.1%
U.S. Dollar	58.2%
Mexican Peso	11.7%
Brazilian Real	4.4%
Canadian Dollar	4.0%
Chilean Peso	3.7%
Peruvian Nuevo Sol	0.1%

Asia Pacific	24.6%
South Korean Won	16.4%
Malaysian Ringgit	12.7%
Singapore Dollar	8.5%
Indonesian Rupiah	2.4%
Indian Rupee	2.3%
Philippine Peso	1.4%
Sri Lankan Rupee	1.2%
Japanese Yen*	-20.3%

Europe*	-6.7%
Polish Zloty	10.6%
Swedish Krona	8.1%
Hungarian Forint	2.3%
Euro*	-27.7%

*A negative figure reflects net “short” exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund’s value would potentially decline if the value of the associated currency increases.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGB-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 3

TGB-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Fund-Level Expenses Incurred During Period* 7/1/13–12/31/13
Actual	$1,000	$1,033.90	$3.79
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.77

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (0.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGB-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 1	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.01	$18.61	$19.94	$17.72	$17.42

Income from investment operations[a]:
Net investment income[b]	0.64	0.72	0.87	1.00	0.99
Net realized and unrealized gains (losses)	(0.30)	1.99	(0.92)	1.58	2.01

Total from investment operations	0.34	2.71	(0.05)	2.58	3.00

Less distributions from:
Net investment income and net foreign currency gains	(0.96)	(1.28)	(1.15)	(0.31)	(2.70)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(1.20)	(1.31)	(1.28)	(0.36)	(2.70)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$19.15	$20.01	$18.61	$19.94	$17.72

Total return[d]	1.89%	15.31%	(0.61)%	14.71%	18.98%
Ratios to average net assets
Expenses[e]	0.51%	0.55%	0.56%	0.55%	0.54%
Net investment income	3.26%	3.71%	4.40%	5.27%	5.73%

Supplemental data
Net assets, end of year (000’s)	$280,963	$307,142	$269,819	$272,232	$195,662
Portfolio turnover rate	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 2	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.47	$18.15	$19.49	$17.34	$17.10

Income from investment operations[a]:
Net investment income[b]	0.57	0.65	0.79	0.93	0.93
Net realized and unrealized gains (losses)	(0.27)	1.94	(0.89)	1.54	1.98

Total from investment operations	0.30	2.59	(0.10)	2.47	2.91

Less distributions from:
Net investment income and net foreign currency gains	(0.93)	(1.24)	(1.11)	(0.27)	(2.67)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(1.17)	(1.27)	(1.24)	(0.32)	(2.67)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.60	$19.47	$18.15	$19.49	$17.34

Total return[d]	1.63%	15.07%	(0.87)%	14.45%	18.68%
Ratios to average net assets
Expenses[e]	0.76%	0.80%	0.81%	0.80%	0.79%
Net investment income	3.01%	3.46%	4.15%	5.02%	5.48%

Supplemental data
Net assets, end of year (000’s)	$2,826,039	$2,418,229	$1,812,814	$1,490,794	$1,262,783
Portfolio turnover rate	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 3	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.48	$18.15	$19.48	$17.33	$17.08

Income from investment operations[a]:
Net investment income[b]	0.57	0.65	0.80	0.93	0.93
Net realized and unrealized gains (losses)	(0.27)	1.94	(0.90)	1.54	1.98

Total from investment operations	0.30	2.59	(0.10)	2.47	2.91

Less distributions from:
Net investment income and net foreign currency gains	(0.92)	(1.23)	(1.10)	(0.27)	(2.66)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(1.16)	(1.26)	(1.23)	(0.32)	(2.66)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.62	$19.48	$18.15	$19.48	$17.33

Total return[d]	1.64%	15.06%	(0.83)%	14.38%	18.69%
Ratios to average net assets
Expenses[e]	0.76%	0.80%	0.81%	0.80%	0.79%
Net investment income	3.01%	3.46%	4.15%	5.02%	5.48%

Supplemental data
Net assets, end of year (000’s)	$194,122	$198,077	$185,811	$183,380	$143,264
Portfolio turnover rate	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 4	2013	2012	2011	2010	2009

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.82	$18.44	$19.78	$17.61	$17.37

Income from investment operations[a]:
Net investment income[b]	0.56	0.64	0.79	0.93	0.93
Net realized and unrealized gains (losses)	(0.28)	1.98	(0.91)	1.56	2.00

Total from investment operations	0.28	2.62	(0.12)	2.49	2.93

Less distributions from:
Net investment income and net foreign currency gains	(0.89)	(1.21)	(1.09)	(0.27)	(2.69)
Net realized gains	(0.24)	(0.03)	(0.13)	(0.05)	—

Total distributions	(1.13)	(1.24)	(1.22)	(0.32)	(2.69)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.97	$19.82	$18.44	$19.78	$17.61

Total return[d]	1.54%	14.97%	(0.96)%	14.28%	18.58%
Ratios to average net assets
Expenses[e]	0.86%	0.90%	0.91%	0.90%	0.89%
Net investment income	2.91%	3.36%	4.05%	4.92%	5.38%

Supplemental data
Net assets, end of year (000’s)	$118,145	$163,241	$151,695	$150,891	$108,910
Portfolio turnover rate	34.39%	43.26%	34.18%	8.77%	20.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities 65.7%
Brazil 4.1%
Letra Tesouro Nacional, Strip,
1/01/15	3,971	[a] BRL	$1,517,952
1/01/16	26,160	[a] BRL	8,866,995
1/01/17	46,660	[a] BRL	13,913,524
Nota Do Tesouro Nacional,
10.00%, 1/01/14	7,100	[a] BRL	3,005,713
10.00%, 1/01/17	22,490	[a] BRL	9,010,015
10.00%, 1/01/21	9,240	[a] BRL	3,398,793
10.00%, 1/01/23	26,700	[a] BRL	9,526,924
[b] Index Linked, 6.00%, 5/15/15	30,226	[a] BRL	30,796,127
[b] Index Linked, 6.00%, 8/15/16	14,388	[a] BRL	14,526,395
[b] Index Linked, 6.00%, 5/15/17	202	[a] BRL	202,885
[b] Index Linked, 6.00%, 8/15/18	12,725	[a] BRL	12,679,621
[b] Index Linked, 6.00%, 8/15/22	14,400	[a] BRL	14,056,509
[b] Index Linked, 6.00%, 5/15/45	10,825	[a] BRL	10,079,341
senior note, 10.00%, 1/01/19	21,390	[a] BRL	8,192,766

			139,773,560

Canada 2.7%
Government of Canada,
2.25%, 8/01/14	10,628,000	CAD	10,079,965
1.00%, 11/01/14	20,887,000	CAD	19,667,584
2.00%, 12/01/14	17,861,000	CAD	16,971,271
1.00%, 2/01/15	48,972,000	CAD	46,108,326

			92,827,146

Hungary 4.2%
Government of Hungary,
5.50%, 2/12/14	653,440,000	HUF	3,030,175
7.75%, 8/24/15	672,690,000	HUF	3,331,052
5.50%, 2/12/16	436,800,000	HUF	2,095,705
5.50%, 12/22/16	236,640,000	HUF	1,139,444
4.125%, 2/19/18	14,310,000		14,462,044
6.50%, 6/24/19	389,700,000	HUF	1,949,586
7.50%, 11/12/20	317,540,000	HUF	1,659,850
5.375%, 2/21/23	26,430,000		26,206,666
A, 8.00%, 2/12/15	280,000,000	HUF	1,364,846
A, 6.75%, 11/24/17	2,049,040,000	HUF	10,280,148
A, 5.50%, 12/20/18	446,060,000	HUF	2,136,985
A, 7.00%, 6/24/22	512,570,000	HUF	2,585,322
A, 6.00%, 11/24/23	173,290,000	HUF	822,136
B, 6.75%, 2/24/17	394,700,000	HUF	1,961,662
D, 6.75%, 8/22/14	1,856,440,000	HUF	8,782,954
senior note, 6.25%, 1/29/20	6,420,000		6,945,638
senior note, 6.375%, 3/29/21	14,820,000		16,033,387
[c] senior note, Reg S, 3.50%, 7/18/16	1,055,000	EUR	1,500,165
[c] senior note, Reg S, 4.375%, 7/04/17	7,480,000	EUR	10,771,024
[c] senior note, Reg S, 5.75%, 6/11/18	14,475,000	EUR	21,677,406
[c] senior note, Reg S, 3.875%, 2/24/20	3,120,000	EUR	4,302,289

			143,038,484

Iceland 0.2%
[d]Government of Iceland, 144A, 5.875%, 5/11/22	7,660,000		7,870,650

TGB-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia 2.4%
Government of Indonesia,
FR31, 11.00%, 11/15/20	170,808,000,000	IDR	$15,972,581
FR34, 12.80%, 6/15/21	208,649,000,000	IDR	21,304,064
FR35, 12.90%, 6/15/22	67,421,000,000	IDR	6,974,170
FR36, 11.50%, 9/15/19	31,754,000,000	IDR	2,994,348
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	541,430
FR40, 11.00%, 9/15/25	46,856,000,000	IDR	4,464,505
FR43, 10.25%, 7/15/22	69,179,000,000	IDR	6,264,366
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	397,343
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	19,656,723
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,442,232
senior bond, FR53, 8.25%, 7/15/21	11,270,000,000	IDR	919,895
Indonesia Retail Bond, senior note, 8.50%, 10/15/16	3,358,000,000	IDR	276,243

			81,207,900

Ireland 8.9%
Government of Ireland,
5.50%, 10/18/17	27,708,700	EUR	43,369,903
5.90%, 10/18/19	20,597,000	EUR	33,280,628
4.50%, 4/18/20	19,512,000	EUR	29,375,017
5.00%, 10/18/20	58,588,000	EUR	90,671,337
senior bond, 4.50%, 10/18/18	8,090,000	EUR	12,354,689
senior bond, 4.40%, 6/18/19	20,943,000	EUR	31,673,977
senior bond, 5.40%, 3/13/25	40,422,910	EUR	63,308,941

			304,034,492

Lithuania 1.2%
[d]Government of Lithuania, 144A,
6.75%, 1/15/15	19,480,000		20,600,587
7.375%, 2/11/20	12,690,000		15,267,656
6.125%, 3/09/21	3,240,000		3,676,315

			39,544,558

Malaysia 3.8%
Government of Malaysia,
3.434%, 8/15/14	59,260,000	MYR	18,129,565
3.741%, 2/27/15	61,480,000	MYR	18,893,122
3.835%, 8/12/15	36,620,000	MYR	11,287,025
4.72%, 9/30/15	230,000	MYR	71,971
3.197%, 10/15/15	14,220,000	MYR	4,337,783
senior bond, 5.094%, 4/30/14	187,985,000	MYR	57,734,359
senior bond, 3.814%, 2/15/17	18,885,000	MYR	5,820,163
senior bond, 4.24%, 2/07/18	44,360,000	MYR	13,820,132

			130,094,120

Mexico 3.7%
Government of Mexico,
7.00%, 6/19/14	286,280[e]	MXN	2,232,692
9.50%, 12/18/14	1,774,400[e]	MXN	14,371,673
6.00%, 6/18/15	732,200[e]	MXN	5,805,212
8.00%, 12/17/15	4,996,150[e]	MXN	41,408,288
6.25%, 6/16/16	733,810[e]	MXN	5,918,589
7.25%, 12/15/16	250,000[e]	MXN	2,067,835

TGB-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
7.75%, 12/14/17	4,473,000	[e] MXN	$37,709,388
[f]Mexican Udibonos, Index Linked,
4.50%, 12/18/14	222,190	[g] MXN	1,783,563
5.00%, 6/16/16	569,208	[g] MXN	4,827,172
3.50%, 12/14/17	570,675	[g] MXN	4,734,753
4.00%, 6/13/19	391,698	[g] MXN	3,328,978
2.50%, 12/10/20	308,481	[g] MXN	2,405,497

			126,593,640

Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	4,535,287

Philippines 0.2%
Government of the Philippines,
senior bond, 7.00%, 1/27/16	53,190,000	PHP	1,292,639
senior bond, 9.125%, 9/04/16	31,840,000	PHP	821,907
senior note, 6.25%, 1/27/14	35,720,000	PHP	806,832
senior note, 1.625%, 4/25/16	236,480,000	PHP	5,278,929

			8,200,307

Poland 9.1%
Government of Poland,
5.75%, 4/25/14	336,990,000	PLN	112,776,374
5.50%, 4/25/15	31,408,000	PLN	10,771,993
6.25%, 10/24/15	75,580,000	PLN	26,531,088
5.00%, 4/25/16	45,810,000	PLN	15,820,591
5.75%, 9/23/22	48,750,000	PLN	17,824,390
[h]FRN, 2.71%, 1/25/17	59,279,000	PLN	19,571,709
[h]FRN, 2.71%, 1/25/21	60,135,000	PLN	19,455,558
Strip, 1/25/14	49,315,000	PLN	16,308,506
Strip, 7/25/14	35,420,000	PLN	11,578,650
Strip, 7/25/15	23,822,000	PLN	7,562,053
Strip, 1/25/16	169,757,000	PLN	52,892,364

			311,093,276

Russia 1.7%
[d]Russia Foreign Bond, senior bond, 144A, 7.50%, 3/31/30	50,648,455		59,108,013

Serbia 0.7%
[d]Government of Serbia, senior note, 144A,
5.25%, 11/21/17	4,590,000		4,627,294
4.875%, 2/25/20	8,800,000		8,371,000
7.25%, 9/28/21	9,670,000		10,232,987

			23,231,281

Singapore 0.8%
Government of Singapore, senior note,
3.625%, 7/01/14	21,650,000	SGD	17,442,766
1.125%, 4/01/16	11,000,000	SGD	8,876,166

			26,318,932

Slovenia 0.4%
[d]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	8,140,000		8,166,455

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Slovenia (continued)
5.85%, 5/10/23	5,030,000		$5,143,276

			13,309,731

South Korea 14.0%
The Export-Import Bank of Korea, senior note,
4.625%, 2/20/17	230,000	EUR	346,546
[d]144A, 1.45%, 5/19/14	40,580,000	SEK	6,318,181
Korea Monetary Stabilization Bond,
senior bond, 3.47%, 2/02/14	20,416,550,000	KRW	19,352,968
senior bond, 3.59%, 4/02/14	20,432,530,000	KRW	19,402,992
senior bond, 2.47%, 4/02/15	22,461,930,000	KRW	21,217,011
senior bond, 2.80%, 8/02/15	68,737,030,000	KRW	65,181,566
senior bond, 2.81%, 10/02/15	2,932,000,000	KRW	2,780,860
senior note, 3.28%, 6/02/14	24,224,170,000	KRW	23,008,056
senior note, 2.57%, 6/09/14	14,607,000,000	KRW	13,834,163
senior note, 2.82%, 8/02/14	31,785,420,000	KRW	30,141,691
senior note, 2.78%, 10/02/14	13,357,000,000	KRW	12,663,495
senior note, 2.84%, 12/02/14	22,065,270,000	KRW	20,936,073
senior note, 2.74%, 2/02/15	47,745,950,000	KRW	45,249,715
senior note, 2.76%, 6/02/15	51,516,200,000	KRW	48,822,799
senior note, 2.90%, 12/02/15	54,164,800,000	KRW	51,439,336
Korea Treasury Bond,
senior bond, 4.00%, 3/10/16	1,283,100,000	KRW	1,245,888
senior bond, 5.00%, 9/10/16	2,806,000,000	KRW	2,802,925
senior note, 3.25%, 12/10/14	13,830,700,000	KRW	13,173,046
senior note, 4.50%, 3/10/15	641,500,000	KRW	620,482
senior note, 3.25%, 6/10/15	4,668,800,000	KRW	4,454,846
senior note, 4.00%, 9/10/15	3,390,100,000	KRW	3,275,674
senior note, 2.75%, 12/10/15	32,942,000,000	KRW	31,190,316
senior note, 3.00%, 12/10/16	26,530,400,000	KRW	25,247,236
Korea Treasury Note, senior note, 2.75%, 6/10/16	18,308,100,000	KRW	17,318,320

			480,024,185

Sri Lanka 1.2%
Government of Sri Lanka,
A, 7.00%, 3/01/14	43,380,000	LKR	331,025
A, 11.25%, 7/15/14	773,000,000	LKR	6,001,358
A, 11.75%, 3/15/15	8,520,000	LKR	67,440
A, 6.50%, 7/15/15	239,920,000	LKR	1,778,049
A, 11.00%, 8/01/15	1,349,700,000	LKR	10,670,111
A, 6.40%, 8/01/16	109,200,000	LKR	782,571
A, 5.80%, 1/15/17	112,300,000	LKR	781,236
A, 8.00%, 11/15/18	512,300,000	LKR	3,639,778
A, 9.00%, 5/01/21	861,720,000	LKR	6,155,846
B, 11.75%, 4/01/14	68,370,000	LKR	526,938
B, 6.60%, 6/01/14	65,500,000	LKR	497,602
B, 6.40%, 10/01/16	119,100,000	LKR	849,589
B, 8.50%, 7/15/18	146,350,000	LKR	1,059,835
C, 8.50%, 4/01/18	241,930,000	LKR	1,765,710
D, 8.50%, 6/01/18	633,000,000	LKR	4,621,916

			39,529,004

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
[i]Supranational 0.5%
Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	$16,379,549

Sweden 2.4%
Government of Sweden, 6.75%, 5/05/14	391,220,000	SEK	62,045,971
Kommuninvest I Sverige AB, 2.25%, 5/05/14	123,520,000	SEK	19,294,378

			81,340,349

Ukraine 3.0%
[d]Financing of Infrastructure Projects State Enterprise, 144A,
8.375%, 11/03/17	1,100,000		1,017,357
7.40%, 4/20/18	840,000		754,202
[d]Government of Ukraine,
144A, 9.25%, 7/24/17	25,550,000		25,454,188
144A, 7.75%, 9/23/20	17,227,000		15,999,576
senior bond, 144A, 6.58%, 11/21/16	12,541,000		11,796,692
senior bond, 144A, 7.80%, 11/28/22	10,110,000		9,174,825
senior note, 144A, 4.95%, 10/13/15	290,000	EUR	381,826
senior note, 144A, 6.25%, 6/17/16	8,760,000		8,250,825
senior note, 144A, 7.95%, 2/23/21	24,098,000		22,365,956
senior note, 144A, 7.50%, 4/17/23	8,160,000		7,395,000

			102,590,447

Vietnam 0.4%
[d]Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		14,240,738

Total Foreign Government and Agency Securities (Cost $2,141,644,799)			2,244,885,649

Municipal Bonds (Cost $1,293,641) 0.0%†
United States 0.0%†
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,510,654

Total Investments before Short Term Investments (Cost $2,142,938,440)			2,246,396,303

Short Term Investments 25.0%
Foreign Government and Agency Securities 14.4%
Brazil 0.2%
Letra Tesouro Nacional, Strip, 4/01/14	18,450	[a] BRL	7,628,846

Canada 1.3%
Government of Canada,
1.00%, 2/01/14	33,882,000	CAD	31,899,130
2.00%, 3/01/14	7,354,000	CAD	6,935,463
0.75%, 5/01/14	6,298,000	CAD	5,926,569

			44,761,162

Hungary 0.1%
[j]Hungary Treasury Bills, 1/08/14 - 6/25/14	356,460,000	HUF	1,637,274

Malaysia 4.4%
[j]Bank of Negara Monetary Notes, 1/09/14 - 11/18/14	496,745,000	MYR	149,780,015
[j]Malaysia Treasury Bill, 5/30/14	1,140,000	MYR	343,547

			150,123,562

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Mexico 3.0%
[j]Mexico Treasury Bills,
1/09/14 - 4/30/14	31,812,220	[k] MXN	$24,223,335
10/16/14	46,859,000	[k] MXN	34,960,785
12/11/14	59,641,100	[k] MXN	44,250,070

			103,434,190

Philippines 0.9%
[j]Philippine Treasury Bills, 1/08/14 - 10/08/14	1,289,295,000	PHP	28,952,151

Singapore 3.8%
Government of Singapore, senior bond, 0.25%, 2/01/14	21,600,000	SGD	17,116,947
[j]Monetary Authority of Singapore Treasury Bills, 1/03/14 - 2/14/14	46,732,000	SGD	37,030,791
[j]Singapore Treasury Bills, 1/10/14 - 5/30/14	96,960,000	SGD	76,800,680

			130,948,418

South Korea 0.7%
Korea Monetary Stabilization Bond, senior bond,
2.55%, 5/09/14	10,064,000,000	KRW	9,531,413
2.72%, 9/09/14	14,437,000,000	KRW	13,682,266

			23,213,679

Total Foreign Government and Agency Securities (Cost $503,106,917)			490,699,282

Total Investments before Repurchase Agreements (Cost $2,646,045,357)			2,737,095,585

Repurchase Agreements (Cost $362,770,388) 10.6%
United States 10.6%
[l]Joint Repurchase Agreement, 0.008%, 1/02/14 (Maturity Value $362,770,540)	362,770,388		362,770,388

BNP Paribas Securities Corp. (Maturity Value $27,683,020)

Credit Suisse Securities (USA) LLC (Maturity Value $83,049,060)

Deutsche Bank Securities Inc. (Maturity Value $48,564,092)

HSBC Securities (USA) Inc. (Maturity Value $116,271,586)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $53,983,884)

Morgan Stanley & Co. LLC (Maturity Value $33,218,898)

Collateralized by U.S. Government Agency Securities, 0.00% - 4.125%, 1/15/14 - 3/07/18;

[j]U.S. Government Agency Discount Notes, 8/19/14; [j]U.S. Treasury Bills, 9/18/14; U.S. Treasury Bonds, 8.875% - 9.125%, 5/15/17 - 5/15/18; U.S. Treasury Notes, 0.25% - 4.75%, 1/15/15 - 12/31/18; and U.S. Treasury Notes, Index Linked, 1.375% - 1.625%, 1/15/18 - 7/15/18 (valued at $370,038,148)

Total Investments (Cost $3,008,815,745) 90.7%			3,099,865,973
Other Assets, less Liabilities 9.3%			319,403,073

Net Assets 100.0%			$3,419,269,046

See Abbreviations on page TGB-41.

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $38,250,884, representing 1.12% of net assets.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2013, the aggregate value of these securities was $266,213,599, representing 7.79% of net assets.

ePrincipal amount is stated in 100 Mexican Peso Units.

fPrincipal amount of security is adjusted for inflation. See Note 1(g).

gPrincipal amount is stated in Unidad de Inversion Units.

hThe coupon rate shown represents the rate at period end.

iA supranational organization is an entity formed by two or more central governments through international treaties.

jThe security is traded on a discount basis with no stated coupon rate.

kPrincipal amount is stated in 10 Mexican Peso Units.

lSee Note 1(c) regarding joint repurchase agreement.

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	CITI	Buy	34,491,000	533,446		1/06/14	$23,633	$—
Indian Rupee	HSBC	Buy	251,448,000	3,923,021		1/06/14	138,225	—
Indian Rupee	CITI	Sell	34,491,000	555,769		1/06/14	—	(1,311)
Indian Rupee	HSBC	Sell	251,448,000	4,045,825		1/06/14	—	(15,422)
Indian Rupee	DBAB	Buy	217,594,000	3,426,958		1/07/14	86,798	—
Japanese Yen	DBAB	Sell	770,370,000	8,897,885		1/07/14	1,581,670	—
Indian Rupee	DBAB	Sell	217,594,000	3,498,296		1/07/14	—	(15,460)
Euro	DBAB	Sell	2,285,618	3,003,759		1/07/14	—	(140,098)
Indian Rupee	DBAB	Buy	40,529,000	644,084		1/08/14	10,257	—
Malaysian Ringgit	DBAB	Buy	8,862,500	2,865,063		1/08/14	—	(162,856)
Swedish Krona	DBAB	Buy	136,332,733	15,821,369	EUR	1/09/14	—	(572,377)
Mexican Peso	CITI	Buy	109,357,558	8,363,867		1/10/14	24,207	—
Japanese Yen	CITI	Sell	138,680,000	1,589,474		1/10/14	272,408	—
Euro	CITI	Sell	5,040,000	6,611,220		1/10/14	—	(321,266)
Chilean Peso	MSCO	Buy	2,254,600,000	4,581,124		1/13/14	—	(296,950)
Euro	UBSW	Sell	15,572,000	20,393,838		1/13/14	—	(1,025,311)
Euro	DBAB	Sell	9,460,000	12,533,554		1/14/14	—	(478,587)
Euro	JPHQ	Sell	937,000	1,226,767		1/14/14	—	(62,067)
Japanese Yen	UBSW	Sell	415,980,000	4,756,980		1/14/14	806,271	—
Indian Rupee	DBAB	Buy	239,338,000	3,824,390		1/15/14	34,344	—
Japanese Yen	HSBC	Sell	536,380,000	6,109,112		1/15/14	1,014,895	—
Malaysian Ringgit	JPHQ	Buy	1,856,000	604,856		1/16/14	—	(39,167)
Japanese Yen	DBAB	Sell	139,110,000	1,567,896		1/16/14	246,706	—
Japanese Yen	UBSW	Sell	707,660,000	7,973,544		1/16/14	1,252,578	—
Indian Rupee	DBAB	Buy	383,041,000	6,111,193		1/17/14	61,943	—
Japanese Yen	DBAB	Sell	719,030,000	8,111,032		1/17/14	1,282,045	—
Euro	DBAB	Sell	4,856,000	6,497,328		1/17/14	—	(182,044)
Japanese Yen	JPHQ	Sell	1,305,790,000	14,747,457		1/17/14	2,345,718	—
Indian Rupee	JPHQ	Buy	226,092,000	3,581,207		1/21/14	59,624	—
Euro	BZWS	Sell	2,638,000	3,467,255		1/21/14	—	(161,276)
Chilean Peso	DBAB	Buy	2,227,910,000	4,528,272		1/22/14	—	(299,335)
Indian Rupee	DBAB	Buy	79,271,000	1,265,178		1/22/14	11,095	—
Indian Rupee	JPHQ	Buy	152,363,000	2,432,127		1/22/14	20,936	—
Euro	JPHQ	Sell	300,000	403,658		1/22/14	—	(8,988)
Chilean Peso	DBAB	Buy	3,160,140,000	6,428,929		1/24/14	—	(431,889)
Singapore Dollar	JPHQ	Buy	5,740,000	4,629,032		1/24/14	—	(79,990)
Japanese Yen	UBSW	Sell	944,420,000	10,705,282		1/27/14	1,735,197	—
Chilean Peso	DBAB	Buy	1,967,720,000	4,001,871		1/28/14	—	(269,473)
Euro	CITI	Sell	4,998,400	6,690,208		1/28/14	—	(184,997)
Japanese Yen	DBAB	Sell	897,860,782	10,026,363		1/28/14	1,498,453	—
Japanese Yen	HSBC	Sell	1,162,462,488	12,988,408		1/28/14	1,947,302	—
Chilean Peso	DBAB	Buy	635,690,000	1,295,608		1/29/14	—	(89,966)
Indian Rupee	HSBC	Buy	531,272,000	8,425,533		1/29/14	116,138	—
Chilean Peso	JPHQ	Buy	675,370,000	1,372,703		1/30/14	—	(91,956)
Malaysian Ringgit	JPHQ	Buy	11,703,000	3,767,869		1/30/14	—	(203,250)
Chilean Peso	DBAB	Buy	1,271,380,000	2,582,793		1/31/14	—	(172,050)
Euro	DBAB	Sell	65,773,000	88,728,713		1/31/14	—	(1,740,768)
Chilean Peso	DBAB	Buy	1,186,400,000	2,402,106		2/03/14	—	(153,212)
Euro	UBSW	Sell	5,540,000	7,513,071		2/03/14	—	(107,102)

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Buy	9,715,000	3,085,596		2/04/14	$—	$(127,164)
Indian Rupee	JPHQ	Buy	21,500,000	339,360		2/06/14	5,746	—
Malaysian Ringgit	HSBC	Buy	19,888,085	6,268,900		2/06/14	—	(213,078)
Singapore Dollar	DBAB	Buy	6,207,000	4,875,348		2/07/14	43,827	—
Singapore Dollar	HSBC	Buy	6,206,000	5,016,571		2/07/14	—	(98,189)
Indian Rupee	DBAB	Buy	39,609,000	624,182		2/10/14	11,075	—
South Korean Won	HSBC	Buy	21,363,430,000	18,962,746		2/10/14	1,217,420	—
Japanese Yen	CITI	Sell	366,860,000	3,724,013		2/10/14	239,348	—
Euro	CITI	Sell	6,572,000	8,899,605		2/10/14	—	(140,097)
Euro	HSBC	Sell	1,800,000	2,434,230		2/10/14	—	(41,647)
Euro	UBSW	Sell	4,929,000	6,673,472		2/10/14	—	(106,305)
Chilean Peso	BZWS	Buy	1,142,900,000	2,317,315		2/11/14	—	(152,712)
Polish Zloty	BZWS	Buy	17,528,000	4,066,538	EUR	2/11/14	195,525	—
Polish Zloty	DBAB	Buy	17,528,000	4,075,237	EUR	2/11/14	183,560	—
Euro	BZWS	Sell	1,412,000	1,907,753		2/11/14	—	(34,436)
Euro	DBAB	Sell	1,738,000	2,332,274		2/11/14	—	(58,324)
Chilean Peso	DBAB	Buy	1,145,000,000	2,318,283		2/12/14	—	(149,931)
Indian Rupee	HSBC	Buy	42,784,000	664,952		2/12/14	20,944	—
Singapore Dollar	BZWS	Buy	1,717,028	1,353,269		2/12/14	7,516	—
Japanese Yen	GSCO	Sell	394,373,000	4,248,793		2/12/14	502,757	—
Japanese Yen	HSBC	Sell	1,035,240,000	11,130,177		2/12/14	1,296,727	—
Japanese Yen	JPHQ	Sell	1,034,700,000	11,130,223		2/12/14	1,301,902	—
Indian Rupee	HSBC	Buy	108,000,000	1,660,632		2/13/14	70,424	—
Japanese Yen	CITI	Sell	1,371,360,000	14,840,354		2/13/14	1,814,134	—
Japanese Yen	JPHQ	Sell	686,710,000	7,420,122		2/13/14	897,228	—
Euro	UBSW	Sell	657,000	881,234		2/13/14	—	(22,462)
Chilean Peso	DBAB	Buy	964,250,000	1,956,001		2/14/14	—	(130,332)
Chilean Peso	MSCO	Buy	2,590,220,000	5,239,648		2/14/14	—	(335,438)
Malaysian Ringgit	DBAB	Buy	97,443,480	30,906,965		2/14/14	—	(1,246,514)
Polish Zloty	DBAB	Buy	17,528,000	4,068,048	EUR	2/14/14	192,440	—
Chilean Peso	DBAB	Buy	2,188,820,000	4,439,527		2/18/14	—	(297,062)
Indian Rupee	DBAB	Buy	108,614,000	1,656,850		2/18/14	82,258	—
Indian Rupee	JPHQ	Buy	127,745,000	1,949,576		2/18/14	95,855	—
Singapore Dollar	HSBC	Buy	3,667,000	2,901,108		2/18/14	5,090	—
Japanese Yen	GSCO	Sell	123,057,280	1,322,059		2/18/14	153,140	—
Japanese Yen	JPHQ	Sell	831,970,000	8,977,211		2/18/14	1,074,340	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,551,593		2/19/14	—	(60,738)
Japanese Yen	CITI	Sell	684,870,000	7,420,164		2/19/14	914,563	—
Japanese Yen	GSCO	Sell	687,820,000	7,420,129		2/19/14	886,506	—
Euro	JPHQ	Sell	3,942,000	5,268,404		2/19/14	—	(153,790)
Chilean Peso	CITI	Buy	2,285,090,000	4,646,381		2/20/14	—	(322,633)
Indian Rupee	DBAB	Buy	98,937,000	1,537,124		2/20/14	46,387	—
Euro	BZWS	Sell	6,280,000	8,382,795		2/20/14	—	(255,307)
Chilean Peso	JPHQ	Buy	1,055,800,000	2,145,935		2/21/14	—	(148,407)
Euro	GSCO	Sell	2,038,000	2,728,067		2/21/14	—	(75,191)
Chilean Peso	JPHQ	Buy	1,792,000,000	3,635,257		2/24/14	—	(245,945)
Chilean Peso	MSCO	Buy	1,273,240,000	2,575,584		2/24/14	—	(167,432)
Japanese Yen	HSBC	Sell	385,460,000	4,124,773		2/24/14	463,189	—
Chilean Peso	DBAB	Buy	1,455,470,000	2,942,721		2/25/14	—	(190,198)
Japanese Yen	BZWS	Sell	343,460,000	3,710,113		2/25/14	447,483	—
Japanese Yen	JPHQ	Sell	385,700,000	4,160,621		2/25/14	496,741	—

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	1,435,490,000	2,899,980	2/26/14	$—	$(185,529)
Chilean Peso	MSCO	Buy	1,559,200,000	3,152,128	2/26/14	—	(203,746)
Indian Rupee	DBAB	Buy	130,201,000	2,031,439	2/26/14	49,896	—
Euro	BZWS	Sell	9,771,593	13,027,122	2/26/14	—	(413,684)
Japanese Yen	UBSW	Sell	937,086,000	9,517,428	2/26/14	615,724	—
Euro	UBSW	Sell	13,581,483	18,149,614	2/26/14	—	(531,687)
Chilean Peso	DBAB	Buy	2,094,920,000	4,235,584	2/27/14	—	(274,597)
Indian Rupee	DBAB	Buy	700,705,481	10,929,226	2/27/14	269,638	—
Indian Rupee	HSBC	Buy	148,257,000	2,311,207	2/27/14	58,276	—
Malaysian Ringgit	HSBC	Buy	2,087,700	622,265	2/27/14	12,833	—
Singapore Dollar	DBAB	Buy	7,749,500	6,059,978	2/27/14	81,757	—
Japanese Yen	BZWS	Sell	1,576,550,000	16,929,882	2/27/14	1,953,617	—
Euro	BZWS	Sell	3,902,180	5,212,328	2/27/14	—	(155,115)
Japanese Yen	DBAB	Sell	229,660,000	2,508,999	2/27/14	327,369	—
Euro	DBAB	Sell	1,530,900	2,024,646	2/27/14	—	(81,105)
Chilean Peso	DBAB	Buy	790,050,000	1,595,158	2/28/14	—	(101,522)
Chilean Peso	JPHQ	Buy	593,800,000	1,200,445	2/28/14	—	(77,831)
Indian Rupee	DBAB	Buy	211,714,000	3,313,364	2/28/14	69,613	—
Indian Rupee	JPHQ	Buy	181,822,000	2,841,685	2/28/14	63,647	—
Singapore Dollar	BZWS	Buy	21,427,761	16,716,930	2/28/14	265,293	—
Singapore Dollar	DBAB	Buy	5,960,000	4,731,641	2/28/14	37,801	(45,941)
Euro	UBSW	Sell	2,694,506	3,608,644	2/28/14	—	(97,647)
Chilean Peso	DBAB	Buy	1,253,970,000	2,533,529	3/03/14	—	(163,605)
Indian Rupee	CITI	Buy	34,827,000	538,035	3/03/14	18,073	—
Indian Rupee	HSBC	Buy	240,033,500	3,705,936	3/03/14	126,852	—
Euro	DBAB	Sell	2,579,651	3,394,176	3/03/14	—	(154,129)
Japanese Yen	JPHQ	Sell	401,100,000	4,410,794	3/03/14	600,508	—
Japanese Yen	HSBC	Sell	400,800,000	4,401,977	3/04/14	594,519	—
Japanese Yen	UBSW	Sell	447,200,000	4,864,571	3/04/14	616,329	—
Chilean Peso	BZWS	Buy	3,010,700,000	6,079,152	3/05/14	—	(390,393)
Chilean Peso	DBAB	Buy	1,253,970,000	2,526,637	3/05/14	—	(157,243)
Euro	DBAB	Sell	1,536,000	2,000,640	3/05/14	—	(112,122)
Chilean Peso	DBAB	Buy	1,328,230,000	2,673,840	3/06/14	—	(164,412)
Chilean Peso	DBAB	Buy	1,320,220,000	2,665,765	3/07/14	—	(171,748)
Japanese Yen	BZWS	Sell	1,712,605,900	17,274,115	3/07/14	1,004,686	—
Euro	BZWS	Sell	3,441,044	4,502,400	3/07/14	—	(230,735)
Chilean Peso	MSCO	Buy	662,100,000	1,337,576	3/10/14	—	(87,228)
Mexican Peso	HSBC	Buy	135,500,950	10,314,452	3/10/14	30,526	—
Euro	BZWS	Sell	3,785,232	4,931,173	3/10/14	—	(275,379)
Euro	CITI	Sell	31,404,613	41,028,557	3/10/14	—	(2,168,203)
Euro	GSCO	Sell	21,480,000	28,010,350	3/10/14	—	(1,535,195)
Euro	HSBC	Sell	1,844,000	2,406,420	3/10/14	—	(129,985)
Euro	MSCO	Sell	5,225,000	6,827,769	3/10/14	—	(359,171)
Singapore Dollar	CITI	Buy	21,075,381	16,932,505	3/11/14	—	(229,476)
Chilean Peso	DBAB	Buy	1,284,460,000	2,596,967	3/13/14	—	(172,131)
Euro	JPHQ	Sell	541,000	713,081	3/13/14	—	(31,058)
Mexican Peso	CITI	Buy	25,894,900	1,967,204	3/14/14	9,139	—
Singapore Dollar	HSBC	Buy	10,521,600	8,436,177	3/14/14	—	(97,405)
Euro	BZWS	Sell	1,161,439	1,511,346	3/17/14	—	(86,195)
Japanese Yen	CITI	Sell	286,112,008	2,988,583	3/17/14	270,417	—
Chilean Peso	DBAB	Buy	2,600,220,000	5,271,072	3/18/14	—	(365,051)

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	230,330,000	3,633,401		3/18/14	$30,696	$—
Euro	CITI	Sell	861,168	1,117,955		3/18/14	—	(66,566)
Hungarian Forint	DBAB	Buy	2,348,675,000	7,437,753	EUR	3/19/14	584,620	—
Hungarian Forint	JPHQ	Buy	703,907,450	2,231,326	EUR	3/19/14	172,185	—
Singapore Dollar	DBAB	Buy	7,978,100	6,255,175		3/19/14	67,789	—
Singapore Dollar	HSBC	Buy	9,120,000	7,310,328		3/19/14	—	(82,364)
Singapore Dollar	JPHQ	Buy	5,686,000	4,437,888		3/19/14	68,494	—
Japanese Yen	CITI	Sell	1,866,452,000	19,634,407		3/19/14	1,902,246	—
Japanese Yen	MSCO	Sell	575,230,000	6,012,962		3/19/14	548,010	—
Hungarian Forint	JPHQ	Buy	1,177,657,000	3,718,878	EUR	3/20/14	307,298	—
Chilean Peso	JPHQ	Buy	1,065,000,000	2,153,691		3/21/14	—	(144,951)
Hungarian Forint	JPHQ	Buy	1,171,335,000	3,718,878	EUR	3/21/14	277,893	—
Euro	BZWS	Sell	744,197	966,414		3/21/14	—	(57,214)
Mexican Peso	CITI	Buy	75,637,200	5,547,527		3/24/14	220,620	—
Japanese Yen	BZWS	Sell	740,940,000	7,832,595		3/24/14	793,119	—
Japanese Yen	DBAB	Sell	725,287,000	7,682,067		3/24/14	791,306	—
Japanese Yen	BZWS	Sell	242,774,840	2,559,566		3/25/14	253,013	—
Indian Rupee	DBAB	Buy	130,201,000	2,046,864		3/26/14	20,256	—
Malaysian Ringgit	DBAB	Buy	8,012,500	2,524,576		3/26/14	—	(90,645)
Malaysian Ringgit	HSBC	Buy	7,634,000	2,404,107		3/26/14	—	(85,152)
Euro	CITI	Sell	1,532,964	1,993,926		3/26/14	—	(114,627)
Euro	DBAB	Sell	2,736,000	3,554,748		3/26/14	—	(208,551)
Euro	BZWS	Sell	6,085,000	8,216,880		3/27/14	—	(152,879)
Indian Rupee	DBAB	Buy	24,950,000	393,968		3/28/14	1,951	—
Indian Rupee	JPHQ	Buy	79,054,000	1,244,357		3/28/14	10,110	—
Chilean Peso	DBAB	Buy	1,330,940,000	2,695,302		4/04/14	—	(188,789)
Euro	DBAB	Sell	6,200,000	7,980,330		4/04/14	—	(547,627)
Indian Rupee	CITI	Buy	34,491,000	545,226		4/07/14	847	—
Indian Rupee	DBAB	Buy	217,594,000	3,435,333		4/07/14	9,690	—
Indian Rupee	HSBC	Buy	251,448,000	3,969,814		4/07/14	11,198	—
Euro	HSBC	Sell	8,692,000	11,359,314		4/10/14	—	(596,425)
Euro	DBAB	Sell	7,243,000	9,479,276		4/11/14	—	(483,394)
Euro	UBSW	Sell	4,346,000	5,690,001		4/11/14	—	(287,877)
Chilean Peso	MSCO	Buy	2,645,530,000	5,408,423		4/14/14	—	(431,293)
Euro	JPHQ	Sell	3,907,000	5,120,878		4/14/14	—	(253,181)
Malaysian Ringgit	DBAB	Buy	16,369,588	5,106,241		4/16/14	—	(139,221)
Euro	HSBC	Sell	6,919,000	9,056,487		4/16/14	—	(460,587)
Chilean Peso	MSCO	Buy	2,370,410,000	4,812,527		4/21/14	—	(356,185)
Malaysian Ringgit	JPHQ	Buy	15,728,213	5,098,286		4/21/14	—	(327,125)
Japanese Yen	BZWS	Sell	700,840,000	7,204,618		4/21/14	544,890	—
Japanese Yen	JPHQ	Sell	421,090,000	4,322,751		4/21/14	321,346	—
Japanese Yen	CITI	Sell	261,800,000	2,675,387		4/22/14	187,617	—
Japanese Yen	JPHQ	Sell	496,560,000	5,072,581		4/22/14	353,990	—
Euro	DBAB	Sell	4,545,000	5,957,132		4/23/14	—	(294,566)
Euro	BZWS	Sell	4,954,399	6,471,436		4/25/14	—	(343,412)
Chilean Peso	JPHQ	Buy	1,501,938,000	3,023,529		4/28/14	—	(201,925)
Swedish Krona	BZWS	Buy	122,773,200	14,205,258	EUR	4/30/14	—	(493,221)
Euro	BZWS	Sell	6,575,679	8,576,001		4/30/14	—	(469,000)
Euro	DBAB	Sell	11,263,000	14,952,984		4/30/14	—	(539,536)
Euro	BZWS	Sell	7,026,829	9,313,640		5/05/14	—	(351,990)
Euro	BZWS	Sell	1,259,000	1,652,249		5/07/14	—	(79,551)

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	GSCO	Sell	2,990,000	3,933,644		5/07/14	$—	$(179,208)
Euro	GSCO	Sell	2,045,000	2,678,152		5/08/14	—	(134,822)
Chilean Peso	MSCO	Buy	1,150,200,000	2,333,063		5/12/14	—	(175,339)
Japanese Yen	CITI	Sell	366,861,000	3,718,550		5/12/14	231,951	—
Euro	GSCO	Sell	1,259,000	1,663,328		5/12/14	—	(68,483)
Euro	UBSW	Sell	629,000	830,516		5/12/14	—	(34,702)
Euro	CITI	Sell	5,658,426	7,468,274		5/13/14	—	(315,155)
Japanese Yen	GSCO	Sell	490,555,000	4,954,250		5/13/14	292,047	—
Euro	GSCO	Sell	4,115,000	5,502,990		5/13/14	—	(157,385)
Japanese Yen	UBSW	Sell	366,681,000	3,702,540		5/13/14	217,627	—
Japanese Yen	CITI	Sell	366,680,000	3,644,713		5/14/14	159,786	—
Euro	BZWS	Sell	8,551,980	11,291,103		5/16/14	—	(472,589)
Singapore Dollar	DBAB	Buy	3,667,000	2,891,728		5/19/14	14,856	—
Euro	GSCO	Sell	4,454,000	5,771,271		5/20/14	—	(355,470)
Euro	BZWS	Sell	11,375,532	14,643,154		5/21/14	—	(1,004,583)
Chilean Peso	MSCO	Buy	420,740,000	836,794		5/22/14	—	(48,310)
Malaysian Ringgit	HSBC	Buy	298,500	96,950		5/22/14	—	(6,547)
Euro	JPHQ	Sell	4,730,771	6,116,461		5/23/14	—	(391,019)
Malaysian Ringgit	HSBC	Buy	1,229,300	397,484		5/28/14	—	(25,295)
Euro	BZWS	Sell	2,836,669	3,664,976		5/30/14	—	(237,080)
Euro	GSCO	Sell	463,000	596,969		5/30/14	—	(39,923)
Euro	BZWS	Sell	7,895,591	10,294,504		6/05/14	—	(566,574)
Mexican Peso	CITI	Buy	78,317,430	5,917,359		6/09/14	19,203	—
Japanese Yen	CITI	Sell	1,370,500,000	13,819,704		6/09/14	792,137	—
Euro	GSCO	Sell	2,033,100	2,667,793		6/09/14	—	(128,929)
Japanese Yen	HSBC	Sell	2,052,400,000	20,729,219		6/09/14	1,219,714	—
Japanese Yen	JPHQ	Sell	1,375,900,000	13,819,113		6/09/14	740,216	—
Mexican Peso	CITI	Buy	78,230,000	5,901,657		6/10/14	27,814	—
Swedish Krona	DBAB	Buy	41,300,000	4,737,325	EUR	6/10/14	—	(113,951)
Japanese Yen	BZWS	Sell	1,689,110,000	17,356,925		6/10/14	1,300,636	—
Japanese Yen	HSBC	Sell	1,798,900,000	18,596,742		6/10/14	1,496,814	—
Japanese Yen	JPHQ	Sell	1,219,900,000	12,397,806		6/10/14	801,719	—
Polish Zloty	CITI	Buy	5,990,000	1,365,927	EUR	6/11/14	84,980	—
Swedish Krona	MSCO	Buy	13,064,000	1,488,181	EUR	6/11/14	—	(21,875)
Japanese Yen	DBAB	Sell	595,700,000	6,199,009		6/11/14	536,384	—
Euro	GSCO	Sell	8,105,300	10,738,712		6/11/14	—	(410,925)
Japanese Yen	JPHQ	Sell	1,666,680,000	17,356,983		6/11/14	1,513,799	—
Mexican Peso	CITI	Buy	159,085,880	12,019,635		6/12/14	36,453	—
Polish Zloty	DBAB	Buy	30,704,000	7,052,392	EUR	6/12/14	365,071	—
Swedish Krona	MSCO	Buy	42,305,800	4,810,926	EUR	6/12/14	—	(59,504)
Mexican Peso	CITI	Buy	99,058,800	7,396,698		6/13/14	109,740	—
Swedish Krona	BZWS	Buy	24,372,000	2,756,016	EUR	6/13/14	—	(13,004)
Swedish Krona	MSCO	Buy	28,654,000	3,185,687	EUR	6/13/14	65,080	(5,339)
Euro	DBAB	Sell	8,383,000	11,130,528		6/13/14	—	(401,143)
Swedish Krona	MSCO	Buy	21,328,100	2,430,774	EUR	6/16/14	—	(37,648)
Japanese Yen	CITI	Sell	310,702,000	3,270,547		6/16/14	316,964	—
Japanese Yen	JPHQ	Sell	702,800,000	7,438,218		6/17/14	757,241	—
Malaysian Ringgit	HSBC	Buy	36,880,000	11,242,874		6/20/14	—	(90,267)
Mexican Peso	CITI	Buy	61,535,000	4,622,938		6/20/14	37,490	—
Singapore Dollar	HSBC	Buy	6,864,000	5,451,946		6/20/14	—	(10,917)
Euro	BZWS	Sell	1,124,367	1,509,688		6/20/14	—	(37,008)

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	1,455,820,000	14,169,116		6/20/14	$329,474	$—
Singapore Dollar	DBAB	Buy	8,589,700	6,844,928		6/23/14	—	(35,905)
Philippine Peso	JPHQ	Buy	392,700,000	8,866,561		6/25/14	—	(8,445)
South Korean Won	DBAB	Buy	21,440,000,000	18,351,451		6/27/14	1,761,549	—
Swedish Krona	UBSW	Buy	302,991,000	34,200,332	EUR	6/30/14	—	(90,475)
Mexican Peso	CITI	Buy	105,786,172	7,970,207		7/10/14	29,333	—
Malaysian Ringgit	DBAB	Buy	18,006,622	5,550,404		7/14/14	—	(111,679)
Malaysian Ringgit	DBAB	Buy	13,610,000	4,232,360		7/15/14	—	(121,792)
Euro	BZWS	Sell	2,243,000	2,932,498		7/16/14	—	(153,176)
Euro	MSCO	Sell	9,679,000	12,627,320		7/16/14	—	(687,991)
Euro	UBSW	Sell	17,930,000	23,415,056		7/16/14	—	(1,251,081)
Malaysian Ringgit	DBAB	Buy	2,637,000	815,651		7/18/14	—	(19,326)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,704,841	EUR	7/18/14	—	(261,846)
Euro	BZWS	Sell	3,518,000	4,627,050		7/18/14	—	(212,656)
Malaysian Ringgit	DBAB	Buy	4,160,000	1,280,867		7/22/14	—	(24,868)
Malaysian Ringgit	DBAB	Buy	12,933,000	3,029,870	EUR	7/22/14	—	(263,462)
Euro	DBAB	Sell	1,935,000	2,538,372		7/22/14	—	(123,631)
Euro	MSCO	Sell	12,182,000	15,957,689		7/22/14	—	(801,236)
Euro	DBAB	Sell	1,759,000	2,311,361		7/23/14	—	(108,523)
Japanese Yen	CITI	Sell	913,412,000	9,181,286		7/24/14	495,395	—
Japanese Yen	JPHQ	Sell	1,407,000,000	14,122,252		7/24/14	742,695	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,570,466		7/25/14	—	(43,564)
Malaysian Ringgit	DBAB	Buy	16,628,000	3,903,470	EUR	7/25/14	—	(350,453)
Euro	DBAB	Sell	4,715,000	6,236,219		7/25/14	—	(250,314)
Euro	GSCO	Sell	4,711,000	6,236,704		7/25/14	—	(244,326)
Japanese Yen	JPHQ	Sell	490,100,000	4,944,262		7/25/14	283,720	—
Euro	CITI	Sell	1,935,410	2,563,112		7/28/14	—	(99,496)
Japanese Yen	BZWS	Sell	1,079,470,000	10,875,395		7/29/14	609,923	—
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,632,139		7/30/14	—	(27,139)
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,857,826	EUR	7/30/14	—	(288,949)
Chilean Peso	MSCO	Buy	1,963,430,000	3,690,311		7/31/14	—	(36,916)
Malaysian Ringgit	HSBC	Buy	3,005,000	916,354		7/31/14	—	(9,473)
Euro	JPHQ	Sell	11,263,000	14,973,201		7/31/14	—	(521,804)
Euro	GSCO	Sell	11,263,000	14,951,745		8/01/14	—	(543,300)
Euro	BZWS	Sell	282,898	375,646		8/04/14	—	(13,553)
Euro	HSBC	Sell	11,263,000	14,928,318		8/04/14	—	(566,847)
Euro	BZWS	Sell	7,003,000	9,287,659		8/05/14	—	(346,801)
Malaysian Ringgit	JPHQ	Buy	1,100,000	331,655		8/06/14	218	—
Euro	JPHQ	Sell	5,724,900	7,572,342		8/06/14	—	(303,777)
Euro	CITI	Sell	1,210,637	1,611,721		8/08/14	—	(53,840)
Euro	CITI	Sell	351,512	468,384		8/11/14	—	(15,220)
Euro	DBAB	Sell	4,845,000	6,460,081		8/11/14	—	(205,588)
Euro	JPHQ	Sell	6,343,900	8,447,664		8/11/14	—	(280,166)
Malaysian Ringgit	HSBC	Buy	6,100,000	1,853,146		8/12/14	—	(13,296)
Singapore Dollar	DBAB	Buy	12,363,000	9,768,489		8/12/14	32,888	—
South Korean Won	HSBC	Buy	11,980,000,000	1,018,568,902	JPY	8/12/14	1,532,531	—
Euro	GSCO	Sell	30,376,000	40,668,604		8/12/14	—	(1,122,292)
Euro	MSCO	Sell	1,962,500	2,604,218		8/15/14	—	(95,784)
Singapore Dollar	BZWS	Buy	4,886,000	3,847,244		8/18/14	26,435	—
Polish Zloty	DBAB	Buy	59,155,000	13,693,287	EUR	8/19/14	474,018	—
Singapore Dollar	DBAB	Buy	3,667,000	2,892,412		8/19/14	14,837	—

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	HSBC	Buy	3,667,000	2,892,868		8/19/14	$14,380	$—
Euro	BZWS	Sell	7,066,000	9,363,510		8/19/14	—	(357,974)
Japanese Yen	DBAB	Sell	838,612,000	8,543,578		8/19/14	567,004	—
Chilean Peso	MSCO	Buy	981,300,000	1,843,960		8/20/14	—	(21,745)
Euro	DBAB	Sell	3,964,000	5,294,081		8/20/14	—	(159,650)
Japanese Yen	HSBC	Sell	1,621,372,000	16,715,175		8/20/14	1,293,124	—
Japanese Yen	JPHQ	Sell	1,135,828,000	11,683,964		8/20/14	880,276	—
Euro	JPHQ	Sell	7,851,000	10,489,250		8/20/14	—	(312,274)
Japanese Yen	BZWS	Sell	376,247,000	3,880,435		8/22/14	301,607	—
Euro	BZWS	Sell	2,680,925	3,594,021		8/25/14	—	(94,483)
Japanese Yen	CITI	Sell	751,731,000	7,738,515		8/25/14	587,913	—
Japanese Yen	DBAB	Sell	371,821,000	3,825,870		8/25/14	289,041	—
Japanese Yen	HSBC	Sell	746,218,000	7,662,084		8/25/14	563,922	—
Malaysian Ringgit	HSBC	Buy	1,223,000	363,124		8/26/14	5,500	—
Swedish Krona	UBSW	Buy	30,000,000	3,417,246	EUR	8/26/14	—	(56,907)
Japanese Yen	BZWS	Sell	1,085,075,000	11,038,403		8/26/14	716,873	—
Japanese Yen	JPHQ	Sell	750,133,000	7,630,942		8/26/14	495,471	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,483,399		8/27/14	30,235	—
Singapore Dollar	DBAB	Buy	7,749,500	6,062,348		8/27/14	81,693	—
Euro	CITI	Sell	6,136,805	8,203,374		8/27/14	—	(239,887)
Japanese Yen	DBAB	Sell	685,950,000	6,949,848		8/27/14	424,842	—
Japanese Yen	HSBC	Sell	1,247,125,000	12,637,176		8/27/14	774,069	—
Euro	HSBC	Sell	18,537,726	24,780,677		8/27/14	—	(724,268)
Japanese Yen	JPHQ	Sell	751,903,000	7,628,692		8/27/14	476,317	—
Euro	JPHQ	Sell	14,996,625	20,054,025		8/27/14	—	(578,930)
Euro	DBAB	Sell	1,058,312	1,413,270		8/29/14	—	(42,806)
Japanese Yen	JPHQ	Sell	372,662,000	3,835,372		8/29/14	290,408	—
Euro	DBAB	Sell	1,732,000	2,293,688		9/03/14	—	(89,310)
Euro	DBAB	Sell	8,105,300	10,696,483		9/05/14	—	(455,371)
Japanese Yen	BZWS	Sell	285,057,504	2,895,749		9/18/14	183,609	—
Euro	BZWS	Sell	678,250	906,142		9/19/14	—	(27,077)
Hungarian Forint	JPHQ	Buy	1,156,013,000	3,813,337	EUR	9/23/14	27,163	—
Euro	DBAB	Sell	8,070,000	10,949,537		9/23/14	—	(154,264)
Euro	BZWS	Sell	1,647,381	2,230,159		9/24/14	—	(36,538)
Hungarian Forint	JPHQ	Buy	925,405,000	3,021,829	EUR	9/25/14	63,697	—
Malaysian Ringgit	DBAB	Buy	11,080,500	3,390,087		9/26/14	—	(55,338)
Malaysian Ringgit	HSBC	Buy	11,490,000	3,513,224		9/26/14	—	(55,234)
South Korean Won	HSBC	Buy	9,530,000,000	8,719,122		9/26/14	192,355	—
Euro	DBAB	Sell	3,753,000	5,064,392		9/26/14	—	(99,535)
Euro	BZWS	Sell	6,085,000	8,220,531		9/29/14	—	(152,182)
Japanese Yen	JPHQ	Sell	285,510,329	2,905,810		9/29/14	189,062	—
Chilean Peso	DBAB	Buy	1,252,750,000	2,393,028		9/30/14	—	(76,402)
Euro	DBAB	Sell	14,880,000	20,093,506		9/30/14	—	(380,838)
Euro	GSCO	Sell	4,020,000	5,424,226		9/30/14	—	(107,149)
Euro	HSBC	Sell	5,430,000	7,340,763		9/30/14	—	(130,722)
Japanese Yen	JPHQ	Sell	172,207,000	1,746,477		9/30/14	107,837	—
Swedish Krona	DBAB	Buy	445,104,500	69,296,379		10/03/14	—	(431,145)
Mexican Peso	HSBC	Buy	377,048,070	27,679,754		10/07/14	638,852	—
Euro	JPHQ	Sell	6,370,000	8,687,183		10/07/14	—	(77,915)
Euro	DBAB	Sell	12,680,000	17,224,258		10/09/14	—	(223,497)
Mexican Peso	DBAB	Buy	259,112,000	19,136,780		10/14/14	312,605	—
Chilean Peso	CITI	Buy	921,291,798	1,770,693		10/20/14	—	(70,470)

TGB-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Buy	8,104,000	2,505,023	10/20/14	$—	$(70,029)
Euro	HSBC	Sell	12,569,000	17,069,079	10/20/14	—	(226,585)
Japanese Yen	JPHQ	Sell	1,233,160,000	12,562,755	10/20/14	825,740	—
Malaysian Ringgit	HSBC	Buy	14,613,000	4,556,311	10/22/14	—	(166,169)
Japanese Yen	BZWS	Sell	735,200,000	7,538,966	10/22/14	541,283	—
Chilean Peso	CITI	Buy	2,420,966,000	4,646,768	10/24/14	—	(180,741)
Malaysian Ringgit	DBAB	Buy	10,811,000	3,356,932	10/24/14	—	(109,459)
Malaysian Ringgit	HSBC	Buy	7,209,825	2,226,629	10/24/14	—	(60,899)
Chilean Peso	BZWS	Buy	199,342,000	381,370	10/27/14	—	(13,750)
Euro	BZWS	Sell	649,907	894,805	10/27/14	474	—
Chilean Peso	DBAB	Buy	398,486,000	758,732	10/29/14	—	(24,006)
Malaysian Ringgit	JPHQ	Buy	7,468,000	2,335,210	10/31/14	—	(93,001)
Euro	DBAB	Sell	3,319,244	4,583,909	10/31/14	16,269	—
Euro	DBAB	Sell	224,556	309,000	11/03/14	—	(16)
Euro	BZWS	Sell	1,581,109	2,138,292	11/05/14	—	(37,523)
Japanese Yen	CITI	Sell	341,992,119	3,478,711	11/10/14	222,856	—
Japanese Yen	HSBC	Sell	413,563,000	4,194,351	11/12/14	257,026	—
Euro	JPHQ	Sell	8,969,211	11,959,905	11/12/14	—	(383,206)
Japanese Yen	JPHQ	Sell	335,950,000	3,397,209	11/13/14	198,760	—
Japanese Yen	MSCO	Sell	300,000,000	3,019,202	11/14/14	162,984	—
Japanese Yen	CITI	Sell	429,663,000	4,339,154	11/17/14	248,301	—
Euro	DBAB	Sell	10,778,730	14,488,984	11/17/14	—	(344,573)
Euro	MSCO	Sell	1,962,500	2,641,103	11/17/14	—	(59,666)
Japanese Yen	SCNY	Sell	340,600,700	3,436,315	11/17/14	193,431	—
Malaysian Ringgit	DBAB	Buy	7,197,960	2,208,844	11/19/14	—	(50,517)
Japanese Yen	CITI	Sell	986,239,000	9,872,460	11/19/14	482,177	—
Japanese Yen	DBAB	Sell	796,770,000	7,970,888	11/19/14	384,598	—
Euro	DBAB	Sell	3,953,398	5,324,831	11/19/14	—	(115,824)
Malaysian Ringgit	HSBC	Buy	4,326,000	1,328,624	11/20/14	—	(31,550)
Japanese Yen	CITI	Sell	1,107,834,000	11,116,135	11/20/14	567,981	—
Euro	DBAB	Sell	3,887,000	5,260,471	11/20/14	—	(88,825)
Japanese Yen	HSBC	Sell	207,909,000	2,085,116	11/20/14	105,527	—
Japanese Yen	JPHQ	Sell	715,709,000	7,176,440	11/20/14	361,873	—
Euro	JPHQ	Sell	15,309,581	20,722,858	11/20/14	—	(346,216)
Euro	DBAB	Sell	837,570	1,134,907	11/28/14	—	(17,789)
Euro	DBAB	Sell	5,440,000	7,369,350	12/04/14	—	(117,543)
Euro	HSBC	Sell	2,155,292	2,941,973	12/09/14	—	(24,334)
Euro	SCNY	Sell	2,400,751	3,279,738	12/09/14	—	(24,393)
Euro	JPHQ	Sell	5,095,000	7,027,712	12/15/14	15,369	—
Mexican Peso	CITI	Buy	95,083,400	7,164,750	12/16/14	—	(65,397)
Malaysian Ringgit	JPHQ	Buy	13,361,013	4,058,384	12/17/14	—	(59,696)
Mexican Peso	CITI	Buy	45,585,080	3,424,103	12/18/14	—	(21,087)
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,472,704	12/19/14	—	(52,338)
Japanese Yen	DBAB	Sell	1,453,310,000	14,169,165	12/22/14	326,205	—
Japanese Yen	HSBC	Sell	1,455,540,000	14,169,149	12/22/14	304,948	—
Japanese Yen	BZWS	Sell	696,650,000	6,718,260	12/26/14	82,259	—
Japanese Yen	CITI	Sell	1,086,780,000	10,480,503	12/26/14	128,284	—

Unrealized appreciation (depreciation)						74,197,203	(52,426,649)

Net unrealized appreciation (depreciation)						$21,770,554

aMay be comprised of multiple contracts using the same currency and settlement date.

*In U.S. dollars unless otherwise indicated.

TGB-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2013 (continued)

Templeton Global Bond Securities Fund

At December 31, 2013, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	DBAB	10/4/23	$13,090,000	$227,372	$—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	DBAB	10/4/23	13,090,000	203,607	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	HSBC	10/7/23	13,090,000	245,363	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	DBAB	10/4/43	6,370,000	241,141	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	DBAB	10/4/43	6,370,000	218,732	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	HSBC	10/7/43	6,370,000	234,539	—

Centrally Cleared Swaps unrealized appreciation (depreciation)				1,370,754	—

OTC Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	JPHQ	3/4/21	$3,240,000	$—	$(266,148)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	3/28/21	14,630,000	—	(1,124,007)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	2/25/41	7,460,000	—	(713,354)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	JPHQ	2/25/41	7,460,000	—	(716,953)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	JPHQ	2/28/41	5,600,000	—	(516,449)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	JPHQ	3/1/41	1,870,000	—	(161,314)

OTC Swaps unrealized appreciation (depreciation)				—	(3,498,225)

Total Interest Rate Swaps unrealized appreciation (depreciation)				1,370,754	(3,498,225)

Net unrealized appreciation (depreciation)					$(2,127,471)

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,646,045,357
Cost - Repurchase agreements	362,770,388

Total cost of investments	$3,008,815,745

Value - Unaffiliated issuers	$2,737,095,585
Value - Repurchase agreements	362,770,388

Total value of investments	3,099,865,973
Cash	200,014,736
Restricted Cash (Note 1e)	1,130,000
Foreign currency, at value (cost $55,664,573)	55,784,724
Receivables:
Capital shares sold	2,159,575
Interest	35,402,500
Due from brokers	15,102,968
Variation margin	235,528
Unrealized appreciation on forward exchange contracts	74,197,203
Other assets	72

Total assets	3,483,893,279

Liabilities:
Payables:
Capital shares redeemed	2,184,639
Management fees	1,316,004
Distribution fees	1,314,835
Due to brokers	1,130,000
Unrealized depreciation on forward exchange contracts	52,426,649
Unrealized depreciation on OTC swap contracts	3,498,225
Deferred tax	1,660,320
Accrued expenses and other liabilities	1,093,561

Total liabilities	64,624,233

Net assets, at value	$3,419,269,046

Net assets consist of:
Paid-in capital	$3,209,576,714
Undistributed net investment income	104,975,944
Net unrealized appreciation (depreciation)	109,051,786
Accumulated net realized gain (loss)	(4,335,398)

Net assets, at value	$3,419,269,046

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2013

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$280,962,552

Shares outstanding	14,668,077

Net asset value and maximum offering price per share	$19.15

Class 2:
Net assets, at value	$2,826,039,424

Shares outstanding	151,940,953

Net asset value and maximum offering price per share	$18.60

Class 3:
Net assets, at value	$194,121,714

Shares outstanding	10,427,807

Net asset value and maximum offering price per share[a]	$18.62

Class 4:
Net assets, at value	$118,145,356

Shares outstanding	6,229,133

Net asset value and maximum offering price per share	$18.97

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2013

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $3,046,677)	$125,459,123

Expenses:
Management fees (Note 3a)	15,206,841
Distribution fees: (Note 3c)
Class 2	6,709,408
Class 3	494,110
Class 4	512,425
Unaffiliated transfer agent fees	1,833
Custodian fees (Note 4)	1,262,335
Reports to shareholders	460,112
Professional fees	104,376
Trustees’ fees and expenses	13,018
Other	49,965

Total expenses	24,814,423
Expense reductions (Note 4)	(3,497)

Net expenses	24,810,926

Net investment income	100,648,197

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(4,233,228)
Foreign currency transactions	52,343,687
Swap contracts	(996,665)

Net realized gain (loss)	47,113,794

Net change in unrealized appreciation (depreciation) on:
Investments	(91,405,625)
Translation of other assets and liabilities denominated in foreign currencies	(10,160,429)
Change in deferred taxes on unrealized appreciation	3,057,943

Net change in unrealized appreciation (depreciation)	(98,508,111)

Net realized and unrealized gain (loss)	(51,394,317)

Net increase (decrease) in net assets resulting from operations	$49,253,880

The accompanying notes are an integral part of these financial statements.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Year Ended December 31,
	2013	2012

Increase (decrease) in net assets:
Operations:
Net investment income	$100,648,197	$95,705,827
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	47,113,794	113,860,368
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(98,508,111)	173,490,240

Net increase (decrease) in net assets resulting from operations	49,253,880	383,056,435

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(14,463,879)	(18,014,760)
Class 2	(128,696,606)	(133,749,946)
Class 3	(9,351,774)	(12,114,860)
Class 4	(7,129,387)	(9,763,141)
Net realized gains:
Class 1	(3,587,066)	(438,387)
Class 2	(33,227,731)	(3,357,784)
Class 3	(2,438,218)	(306,543)
Class 4	(1,906,223)	(251,144)

Total distributions to shareholders	(200,800,884)	(177,996,565)

Capital share transactions: (Note 2)
Class 1	(13,273,114)	15,415,298
Class 2	529,969,403	448,524,053
Class 3	4,794,164	(2,060,465)
Class 4	(37,369,362)	(394,730)

Total capital share transactions	484,121,091	461,484,156

Redemption fees	7,288	6,086

Net increase (decrease) in net assets	332,581,375	666,550,112
Net assets:
Beginning of year	3,086,687,671	2,420,137,559

End of year	$3,419,269,046	$3,086,687,671

Undistributed net investment income included in net assets:
End of year	$104,975,944	$114,278,705

The accompanying notes are an integral part of these financial statements.

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the Over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2013.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2013		2012
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,918,229	$37,822,305	2,650,014	$51,366,352
Shares issued in reinvestment of distributions	962,717	18,050,945	1,028,604	18,453,147
Shares redeemed	(3,563,965)	(69,146,364)	(2,823,320)	(54,404,201)

Net increase (decrease)	(683,019)	$(13,273,114)	855,298	$15,415,298

Class 2 Shares:
Shares sold	34,876,621	$667,964,958	28,727,828	$540,675,595
Shares issued in reinvestment of distributions	8,877,431	161,924,337	7,843,692	137,107,730
Shares redeemed	(16,008,448)	(299,919,892)	(12,232,820)	(229,259,272)

Net increase (decrease)	27,745,604	$529,969,403	24,338,700	$448,524,053

Class 3 Shares:
Shares sold	1,022,231	$19,570,327	835,292	$15,856,382
Shares issued in reinvestment of distributions	646,027	11,789,991	710,200	12,421,403
Shares redeemed	(1,409,425)	(26,566,154)	(1,613,494)	(30,338,250)

Net increase (decrease)	258,833	$4,794,164	(68,002)	$(2,060,465)

Class 4 Shares:
Shares sold	892,452	$17,199,730	871,336	$16,701,133
Shares issued on reinvestment of distributions	485,524	9,035,611	562,284	10,014,286
Shares redeemed	(3,385,215)	(63,604,703)	(1,421,448)	(27,110,149)

Net increase (decrease)	(2,007,239)	$(37,369,362)	12,172	$(394,730)

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. At December 31, 2013, the Fund had long-term capital loss carryforwards of $4,268,308.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$159,641,646	$173,642,707
Long term capital gain	41,159,238	4,353,858

	$200,800,884	$177,996,565

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$3,028,483,990

Unrealized appreciation	$143,431,341
Unrealized depreciation	(72,049,358)

Net unrealized appreciation (depreciation)	$71,381,983

Distributable earnings - undistributed ordinary income	$177,849,072

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $1,063,004,404 and $826,160,004, respectively.

7. CREDIT RISK

At December 31, 2013, the Fund had 10.46% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Variation margin / Net assets consist of – net unrealized appreciation[a]	$1,370,754	Unrealized depreciation on swap contracts / Net assets consist of – net unrealized depreciation	$3,498,225
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation	74,197,203	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized depreciation	52,426,649

aIncludes cumulative appreciation (depreciation) of centrally cleared swaps as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	$(996,665)	$8,336,928
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	55,154,098	(9,671,096)

At December 31, 2013, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$74,197,203	$52,426,649
Swap Contracts	—	3,498,225

Total	$74,197,203	$55,924,874

[a]	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

TGB-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

At December 31, 2013, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BZWS	$9,228,241	$(7,879,050)	$—	$(1,130,000)	$219,191
CITI	10,476,010	(5,323,823)	(4,651,652)	—	500,535
DBAB	13,615,878	(13,615,878)	—	—	—
GSCO	1,834,450	(1,834,450)	—	—	—
HSBC	15,523,320	(4,023,395)	(10,901,026)	—	598,899
JPHQ	17,306,073	(7,652,563)	(9,142,201)	—	511,309
MSCO	776,074	(776,074)	—	—	—
SCNY	193,431	(24,393)	—	—	169,038
UBSW	5,243,726	(3,611,556)	(989,024)	—	643,146

Total	$74,197,203	$(44,741,182)	$(25,683,903)	$(1,130,000)	$2,642,118

[a]	At December 31, 2013, the Fund received United Kingdom Treasury Bonds and United States Treasury Notes as collateral for derivatives.

At December 31, 2013, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BZWS	$7,879,050	$(7,879,050)	$—	$—	$—
CITI	5,323,823	(5,323,823)	—	—	—
DBAB	18,018,700	(13,615,878)	—	(4,402,822)	—
GSCO	5,102,598	(1,834,450)	—	(3,080,000)	188,148
HSBC	4,023,395	(4,023,395)	—	—	—
JPHQ	7,652,563	(7,652,563)	—	—	—
MSCO	4,288,796	(776,074)	—	(3,512,722)	—
SCNY	24,393	(24,393)	—	—	—
UBSW	3,611,556	(3,611,556)	—	—	—

Total	$55,924,874	$(44,741,182)	$—	$(10,995,544)	$188,148

[a]	In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

TGB-39

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2013, the average month end fair value of derivatives represented 3.58% of average month end net assets. The average month end number of open derivative contracts for the year was 454.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

TGB-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$2,244,885,649	$—	$2,244,885,649
Municipal Bonds	—	1,510,654	—	1,510,654
Short Term Investments	—	853,469,670	—	853,469,670

Total Investments in Securities	$—	$3,099,865,973	$—	$3,099,865,973

Forward Exchange Contracts	—	74,197,203	—	74,197,203
Swaps	—	1,370,754	—	1,370,754
Liabilities:
Forward Exchange Contracts	—	52,426,649	—	52,426,649
Swaps	—	3,498,225	—	3,498,225

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	BRL - Brazilian Real	BHAC - Berkshire Hathaway Assurance Corp.
CITI - Citigroup, Inc.	CAD - Canadian Dollar	FRN - Floating Rate Note
DBAB - Deutsche Bank AG	EUR - Euro
GSCO - Goldman Sachs Bank	HUF - Hungarian Forint
HSBC - HSBC Bank USA, N.A.	IDR - Indonesian Rupiah
JPHQ - JPMorgan Chase & Co.	KRW - South Korean Won
MSCO - Morgan Stanley	LKR - Sri Lankan Rupee
SCNY - Standard Chartered Bank	MXN - Mexican Peso
UBSW - UBS AG	MYR - Malaysian Ringgit
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

TGB-41

Franklin Templeton Variable Insurance Products Trust

Templeton Global Bond Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Templeton Global Bond Securities Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2014

TGB-42

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Global Bond Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $41,159,238 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGB-43

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

For indexes sourced by Morningstar: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell® is a trademark and RussellTM is a servicemark of the Frank Russell Company.

Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

Dow Jones-UBS Commodity Index is a broadly diversified index designed to allow investors to track commodity futures through a single, simple measure. The index reflects the return on fully collateralized positions in the underlying futures contracts on physical commodities, which are reweighted and rebalanced annually on a price-percentage basis. The Dow Jones-UBS Commodity IndicesSM are a joint product of DJI Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC, and UBS Securities LLC (“UBS”) and have been licensed for use to S&P Opco, LLC and Franklin Templeton Companies, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, Dow Jones® and DJ are registered trademarks of Dow Jones Trademark Holdings LLC, and “UBS” is a registered trademark of UBS AG. All content of the Dow Jones-UBS Commodity IndicesSM © S&P Dow Jones Indices LLC and UBS and their respective affiliates 2014. Reproduction of Dow Jones-UBS Commodity IndicesSM in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of Dow Jones-UBS Commodity IndicesSM.

FTSE EPRA/NAREIT Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets. FTSE® is a trademark of London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/13, there were 226 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity

Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/13, there were 66 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/13, there were 50 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/13, there were 110 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500™ Value Index is market capitalization weighted and measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	141	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	114	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products)(1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas) (1998-2013).

Principal Occupation During at Least the Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2013	152	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since June 2013 and Trustee since 1988	141	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**	Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

SI-1

VALUE	BLEND	GROWTH	SECTOR	GLOBAL	INTERNATIONAL	HYBRID	ASSET ALLOCATION	FIXED INCOME

< GAIN FROM OUR PERSPECTIVE® >

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2014 Franklin Templeton Investments. All rights reserved.	VIP3 A 02/14

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.
(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $883,945 for the fiscal year ended December 31, 2013 and $917,092 for the fiscal year ended December 31, 2012.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2013 and $7,040 for the fiscal year ended December 31, 2012. The services for which these fees were paid included preparation of tax returns for foreign governments and consultation on foreign withholding tax reporting.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended December 31, 2013 and $4,600 for the fiscal year ended December 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self certification forms.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2013 and $17,390 for the fiscal year ended December 31, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process and review on amortization/accretion matters.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $59,809 for the fiscal year ended December 31, 2013 and $158,267 for the fiscal year ended December 31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process, certifying asset under management, and XBRL tagging on financial statements.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $66,739 for the fiscal year ended December 31, 2013 and $187,297 for the fiscal year ended December 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date February 27, 2014

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date February 27, 2014